UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07185

Morgan Stanley Select Dimensions Investment Series
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Arthur Lev 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		201-830-8894

Date of fiscal year end:	December 31, 2012

Date of reporting period:	December 31, 2012

Item 1 - Report to Shareholders

MORGAN STANLEY
SELECT DIMENSIONS INVESTMENT SERIES

Annual Report

DECEMBER 31, 2012

The Portfolios are intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Select Dimensions Investment Series

Table of Contents

Letter to the Shareholders	1
Expense Example	15
Portfolio of Investments:
Money Market	19
Flexible Income	23
Global Infrastructure	37
Growth	40
Focus Growth	43
Multi Cap Growth	45
Mid Cap Growth	48
Financial Statements:
Statements of Assets and Liabilities	52
Statements of Operations	54
Statements of Changes in Net Assets	56
Notes to Financial Statements	62
Financial Highlights	92
Report of Independent Registered Public Accounting Firm	100
Trustee and Officer Information	101
Federal Tax Notice	106

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2012 (unaudited)

Dear Shareholder:

In 2012, policy was a dominant theme driving global financial markets. Expectations and disappointments regarding the European Union initiatives addressing the credit crisis, the debate over the "fiscal cliff" in the U.S. Congress, and monetary easing from the U.S. Federal Reserve (the Fed), European Central Bank (ECB), Bank of Japan and other central banks contributed to volatility in the global markets throughout the year. Ultimately, the liquidity provided by the central banks and the reduced risk of financial crisis in Europe helped risk assets outperform relatively safer asset classes, despite some looming macroeconomic uncertainties.

Domestic Equity Overview

U.S. stocks, as measured by the S&P 500® Index, were up 16% for the year ended December 31, 2012. Gross domestic product (GDP) growth remained lackluster, registering 2.0% in the first quarter of 2012, 1.3% in the second quarter, and 3.1% in the third quarter. (Fourth quarter GDP estimates were not released at the time of this writing.) Unemployment declined during the period, but remained uncomfortably elevated. The housing market began to show signs of stabilization. Corporate profits continued to be surprisingly robust, although many expect that the strength has run its course. The Federal Open Market Committee enacted a number of measures intended to support the economy, including a third round of quantitative easing, extending its timeline for keeping the federal funds target rate near zero, and announcing late in the year that it would keep the rate low until unemployment reached 6.5% so long as the central bank's inflation projections stayed below 2.5%.

Stocks began the year on a relatively high note but investor sentiment deteriorated in the spring amid weaker economic data and renewed risks in the euro zone. The market turned positive in the summer on expectations of further stimulative actions from the Fed and additional measures from the European Central Bank to bolster the financial system. Later in the year, uncertainties about the fiscal cliff drove stocks lower as lawmakers debated until the very last hours of the deadline before coming to an agreement.

Fixed Income Overview

As in other asset classes during the review period, riskier segments of the fixed income market delivered stronger relative performance as investors grew more confident about global economic conditions and the European debt crisis. Emerging market debt and U.S. corporate debt outperformed "safe haven" Treasury securities.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2012 (unaudited) continued

Emerging market debt began the year on a positive note but trended lower in the second quarter amid rising risk premiums in Europe and weaker economic data in China. However, losses were recovered in the third and fourth quarters, as investor sentiment was more optimistic regarding global growth prospects and the lower probability of Greece exiting the European Union. New issuance and fund flows both increased during 2012 from 2011 levels, further supporting the asset class.

Within the U.S. corporate sector, investment-grade debt performed very well, led by the financials sector. Investment-grade corporate spreads ended the year almost 100 basis points tighter, while financials spreads were 185 basis points tighter. High-yield corporate spreads narrowed by 180 basis points.

Mortgage-backed securities also performed well during the year. The Fed's quantitative easing announcement in September, focused on mortgages, led to a substantial tightening in lower coupon fixed rate mortgage spreads. Despite historically low mortgage rates, refinancing activity had been slower than it has been in the past under similar rate incentives, although with further quantitative easing, there has been an increase in mortgage refinancing.

The intermediate part of the U.S. Treasury yield curve performed the best as 10-year yields declined by 14 basis points. The 10-year Treasury yield reached an all time low of 1.47% at the beginning of June. Two-year yields were unchanged, whereas 30-year yields rose by 11 basis points.

Money market yields continued to be constrained by the Fed's near-zero interest rate policy. Even with the Fed now tying its interest policy to unemployment and inflation rates, rather than a date (previously expected to be 2015 or later), observers believe the near-zero rates are likely to continue beyond 2015.

International Equity Overview

International equity markets performed well in the 12 months ended December 31, 2012, with emerging market equities outpacing developed market equities and, among developed markets, Europe leading the U.S. and Japan.

In Europe, despite a double-dip recession with GDP growth and earnings estimates being revised downward during the course of the year, equity markets performed strongly. Market turbulence in the spring was driven by renewed concerns about Greece and Spain. However, markets rallied following ECB President Mario Draghi's pledge in July to preserve the euro no matter what and an announcement in September for a program of unlimited support for countries that agree to certain reforms. In essence, the ECB now provides a back-stop against further credit stress in the region. This helped bond yields among the most indebted European nations decline considerably. European Union finance ministers also appeared to make progress toward a single banking union.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2012 (unaudited) continued

Japan's equity market began the year on strong footing, but slumped for most of the remainder of the year amid concerns about slowing exports to Europe and China. However, a sharply lower yen, which benefits exporting companies, and the election of the Liberal Democratic Party and its promises of reflation led Japanese stocks to rally dramatically in the final months of 2012.

As with other global risk assets, emerging market stocks were volatile throughout the year in response to global growth concerns and the European debt crisis. However, in the second half of the year, emerging market equities advanced strongly due to the weaker yen (which prompts investors to seek relatively higher yielding assets elsewhere), improved manufacturing data from China, and the reduced risk of a financial crisis in Europe.

Money Market Portfolio

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in such funds.

As of December 31, 2012, Select Dimensions – Money Market Portfolio had net assets of approximately $71 million with an average portfolio maturity of 29 days. For the seven-day period ended December 31, 2012, the Portfolio's Class X shares provided an effective annualized yield of 0.01% (subsidized) and – 0.51% (non-subsidized) and a current yield of 0.01% (subsidized) and – 0.51% (non-subsidized), while its 30-day moving average yield for December was 0.01% (subsidized) and – 0.45% (non-subsidized). Yield quotations more closely reflect the current earnings of the Portfolio. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. For the 12-month period ended December 31, 2012, the Portfolio's Class X shares returned 0.01%. Past performance is no guarantee of future results.

For the seven-day period ended December 31, 2012, the Portfolio's Class Y shares provided an effective annualized yield of 0.01% (subsidized) and – 0.76% (non-subsidized) and a current yield of 0.01% (subsidized) and – 0.76% (non-subsidized), while its 30-day moving average yield for December was 0.01% (subsidized) and – 0.70% (non-subsidized). Yield quotations more closely reflect the current earnings of the Portfolio. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. For the 12-month period ended December 31, 2012, the Portfolio's Class Y shares returned 0.01%. Past performance is no guarantee of future results.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2012 (unaudited) continued

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

We continued to remain cautious in our investment approach, focusing on securities with what we believe are high liquidity and short durations. We believe this approach, together with our investment process, has put us in a favorable position to respond to market uncertainty.

During the period, we sought to purchase high-quality fixed and floating rate paper, while maintaining our conservative liquidity metrics. Our management strategy for the Portfolio remained consistent with our long-term focus on capital preservation and high liquidity.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Flexible Income Portfolio

For the 12-month period ended December 31, 2012, Select Dimensions – Flexible Income Portfolio Class X shares produced a total return of 12.98%, outperforming the Barclays Capital Intermediate U.S. Government/Credit Index (the "Index"), which returned 3.89%. For the same period, the Portfolio's Class Y shares returned 12.75%. Past performance is no guarantee of future results.

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2012

	1 Year	5 Years	10 Years	Since Inception*
Class X	12.98%	3.86%	5.20%	4.33%
Class Y	12.75%	3.59%	4.93%	3.85%

(1)  Ending value on December 31, 2012 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Barclays Capital Intermediate U.S. Government/Credit Index tracks the performance of U.S. government and corporate obligations, including U.S. government agency and Treasury securities, and corporate and Yankee bonds with maturities of 1 to 10 years. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of November 9, 1994 for Class X and July 24, 2000 for Class Y.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2012 (unaudited) continued

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The Portfolio's exposure to corporate bonds across the quality spectrum contributed significantly to performance given the tightening of spreads over the year as policy makers attempted to reduce tail risks globally. Within high yield, the benefit came from exposure to a variety of corporate sectors. The financials sector was the largest single contributor among the Portfolio's investment grade corporate holdings.

The Portfolio also benefitted from exposure to emerging markets and non-agency mortgage-backed securities. Within emerging markets, the principal countries contributing to performance were Russia, Brazil, Indonesia, Mexico and Venezuela. The Portfolio's exposure to non-agency mortgages benefited from the beginning of a recovery in the housing market in 2012, as well as the decision of the Federal Reserve to buy mortgage-backed securities as part of its quantitative easing policy.

The Portfolio's interest-rate positioning in the U.S. was a small additive to relative performance and the underweight in German interest rates detracted slightly. During the year, interest rates fell in most bond markets.

Currency positions, which are managed through the use of currency forwards, added a small amount to performance overall, largely via exposure to the Mexican peso and being long the Norwegian krone versus short the Swedish krone.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2012 (unaudited) continued

Global Infrastructure Portfolio

For the 12-month period ended December 31, 2012, Select Dimensions – Global Infrastructure Portfolio Class X shares produced a total return of 18.14%, outperforming the Dow Jones Brookfield Global Infrastructure Index (the "Index"), which returned 16.01%, and the S&P Global BMI Index, which returned 17.15%. For the same period, the Portfolio's Class Y shares returned 17.79%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Infrastructure shares appreciated 16.01% during 2012, as measured by the Index. Among the major infrastructure sectors, the communications and European regulated utilities sectors exhibited relative outperformance, while the transmission and distribution, gas midstream, gas distribution utilities, and pipeline companies sectors underperformed the Index. Toll roads performed largely in line with the Index for the year. Among the smaller sectors, the airports, water, ports, and diversified sectors all outperformed the Index.

For full-year 2012, the Portfolio realized favorable performance from both bottom-up stock selection and top-down allocation, with bottom-up stock selection being the more significant driver of outperformance, as in past years. From a bottom-up

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2012

	1 Year	5 Years	10 Years	Since Inception*
Class X	18.14%	3.07%	11.34%	9.62%
Class Y	17.79%	2.80%	11.06%	3.66%

(1)  Ending value on December 31, 2012 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Dow Jones Brookfield Global Infrastructure IndexSM is a float-adjusted market capitalization weighted index that measures the stock performance of companies that exhibit strong infrastructure characteristics. The Index intends to measure all sectors of the infrastructure market. The Index was first published in July 2008; however, back-tested hypothetical performance information is available for this Index since December 31, 2002. Returns are calculated using the return data of the S&P Global BMI Index through December 31, 2002 and the return data of the Dow Jones Brookfield Global Infrastructure Index for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Standard & Poor's Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. As of the date of this Report, there are approximately 11,000 index members representing 26 developed and 20 emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of November 9, 1994 for Class X and July 24, 2000 for Class Y.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2012 (unaudited) continued

perspective, stock selection was particularly favorable in the gas distribution utilities, communications, transmission and distribution, toll roads, and European regulated utilities sectors, only partially offset by adverse selection in the pipeline companies and gas midstream sectors. From a top-down perspective, our positioning was favorable or largely neutral in all sectors except for the negative impact of our cash holdings and an underweight to the water sector.

We attribute 2012 sector outperformance or underperformance within the infrastructure universe to a combination of macroeconomic and company/sector-specific considerations. On the macroeconomic front, we attribute the strong performance of European regulated utilities and toll roads largely to declining sovereign yields and lower perceived event risk in continental Europe, which has lowered the current market-derived cost of capital to levels closer to the medium- to longer-term levels appropriate for the asset class. In the U.S., we attribute the underperformance of transmission and distribution, gas distribution utilities, and pipeline companies to concerns over dividend and investment tax policies (debated during U.S. fiscal cliff negotiations), as well as to the potential for declining regulated returns resulting from low North American bond rates. These sectors, in our opinion, were also largely unfavorable from a valuation perspective.

With regard to company/sector fundamentals regionally, European regulated utilities benefited from increased/improved visibility in connection with several regulatory initiatives. In Asia, gas distribution utilities in China continued to benefit from strong demand for natural gas, as industrial customers looked to lower their cost structures and the central government attempted to reign in pollution created by the significant use of coal-fired power generation. In the U.S., we attribute the outperformance of the communications sector to the ongoing demand by telecommunications providers for wireless towers in order to meet the demands of customers using data-driven devices like smartphones and tablets. Also in North America, we attribute the underperformance of the gas midstream sector to concerns over excess natural gas and natural gas liquids (NGL) supply and the resultant impact on drilling patterns of exploration and production company customers as natural gas prices remain low and NGL prices declined from historical averages.

We remain committed to our core investment philosophy as an infrastructure value investor. As value-oriented, bottom-up driven investors, our investment perspective is that over the medium and long term, the key factor in determining the performance of infrastructure securities will be underlying infrastructure asset values. Given the large and growing private infrastructure market, we believe that there are limits as to the level of premium or discount at which the public sector should trade relative to its underlying private

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2012 (unaudited) continued

infrastructure value. These limits can be viewed as the point at which the arbitrage opportunity between owning infrastructure in the private versus public markets becomes compelling. In aiming to achieve core infrastructure exposure in a cost effective manner, we invest in equity securities of publicly listed infrastructure companies we believe offer the best value relative to their underlying infrastructure value and net asset value growth prospects. Our research currently leads us to an overweighting in the Portfolio (amongst the largest sectors) to a group of companies in the gas distribution, toll road, pipeline companies, and communications sectors, and an underweighting to companies in the gas midstream, transmission and distribution, and European regulated utilities sectors.

We started 2013, positioned largely the same from a sector perspective as we began 2012 (although some of our individual company weightings have meaningfully changed). We acknowledge that increased optimism over a potential upturn in global economic growth (as espoused by many market pundits and supported by an upturn in the equity markets witnessed in early 2013 at the time of writing) might argue for an increased weighting to GDP-growth/trade-leveraged sectors, particularly within transportation; however, we remain committed to and positive on existing positions in the Portfolio, as we believe such positions provide favorable total return potential going forward whether or not this economic upturn of the magnitude anticipated materializes. Our preference as in the past remains to find opportunities within the infrastructure universe that do not rely on meaningful improvements to economic growth, rather than relying on secular themes to drive fundamental growth or relying on a valuation gap that can be closed without a strong improvement in macroeconomic growth. While we concur in some cases with those who believe there is reason for optimism regarding the global economy over the near term, we also remain cautious due to concerns over the massive, unprecedented monetary policy being used to support current growth and the unanticipated consequences these policies might have.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2012 (unaudited) continued

Growth Portfolio

For the 12-month period ended December 31, 2012, Select Dimensions – Growth Portfolio Class X shares produced a total return of 14.50%, underperforming the Russell 1000® Growth Index (the "Index"), which returned 15.26% For the same period, the Portfolio's Class Y shares returned 14.18%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Stock selection in the technology sector dampened relative returns, with a holding in a social networking web site detracting the most. Stock selection in the energy sector also hurt relative performance but the negative influence was moderately offset by the benefit of an underweight in the sector. Stock selection in materials and processing was detrimental as well, driven by weakness from a position in a rare earths miner.

Conversely, stock selection in the consumer discretionary sector was the largest contributor to relative performance. Within the sector, a position in an online retailer led gains. The financial services sector also drove positive relative performance, due to both stock selection and an overweight in the sector. A holding in a global asset manager focused on property, power and infrastructure assets was the

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2012

	1 Year	5 Years	10 Years	Since Inception*
Class X	14.50%	3.13%	8.84%	7.05%
Class Y	14.18%	2.87%	8.57%	0.94%

(1)  Ending value on December 31, 2012 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of November 9, 1994 for Class X and July 24, 2000 for Class Y.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2012 (unaudited) continued

top contributor in the sector. An underweight to the consumer staples sector benefited relative performance as well.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Focus Growth Portfolio

For the 12-month period ended December 31, 2012, Select Dimensions – Focus Growth Portfolio Class X shares produced a total return of 14.10%, underperforming the Russell 1000® Growth Index (the "Index"), which returned 15.26%. For the same period, the Portfolio's Class Y shares returned 13.83%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Stock selection in the technology sector dampened relative returns, with a holding in an online deals provider detracting the most. Stock selection in materials and processing was detrimental as well, driven by weakness from a position in a rare earths miner. Another area of weakness was the producer durables sector. Both stock selection and an underweight in the sector were unfavorable to relative results. Holdings in a global logistics firm and a global consumer goods sourcing company

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2012

	1 Year	5 Years	10 Years	Since Inception*
Class X	14.10%	2.72%	7.73%	8.94%
Class Y	13.83%	2.46%	7.45%	0.61%

(1)  Ending value on December 31, 2012 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of November 9, 1994 for Class X and July 24, 2000 for Class Y.

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Letter to the Shareholders ■ December 31, 2012 (unaudited) continued

based in China (and not represented in the Index) were the main detractors.

Conversely, stock selection in the consumer discretionary sector was the largest contributor to relative performance. Within the sector, a position in an online retailer led gains. The financial services sector also drove positive relative performance, due to both stock selection and an overweight in the sector. A holding in a global asset manager focused on property, power and infrastructure assets was the top contributor in the sector. An underweight to the consumer staples sector benefited relative performance as well.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Multi Cap Growth Portfolio

For the 12-month period ended December 31, 2012, Select Dimensions – Multi Cap Growth Portfolio Class X shares produced a total return of 11.31%, underperforming the Russell 3000® Growth Index (the "Index"), which returned 15.21%. For the same period, the Portfolio's Class Y shares returned 11.11%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2012

	1 Year	5 Years	10 Years	Since Inception*
Class X	11.31%	2.46%	11.96%	4.05%
Class Y	11.11%	2.21%	11.69%	–3.07%

(1)  Ending value on December 31, 2012 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of January 21, 1997 for Class X and July 24, 2000 for Class Y.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2012 (unaudited) continued

The technology sector was the largest relative detractor during the period due to unfavorable stock selection. Exposure to an online deals provider was the most detrimental to performance within the sector. Stock selection and a slight overweight to the materials and processing sector hampered relative results. Holdings in two rare earths miners hurt performance. Stock selection in the energy sector also dampened returns, although an underweight in the sector helped slightly.

Positive contributions came from stock selection in health care, where all of the Portfolio's holdings performed well. An underweight in the consumer staples sector was also beneficial to relative returns. Stock selection in the consumer discretionary sector was another area of strength, despite the modestly dampening effect of the Portfolio's underweight in the sector. Within the sector, gains were led by a holding in an online retailer.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Mid Cap Growth Portfolio

For the 12-month period ended December 31, 2012, Select Dimensions – Mid Cap Growth Portfolio Class X shares produced a total return of 8.51%, underperforming the Russell Midcap® Growth Index (the "Index"), which returned 15.81%. For the same period, the Portfolio's Class Y shares returned 8.24%. Past performance is no guarantee of future results.

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2012

	1 Year	5 Years	10 Years	Since Inception*
Class X	8.51%	2.24%	12.05%	9.81%
Class Y	8.24%	1.99%	11.78%	2.85%

(1)  Ending value on December 31, 2012 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of November 9, 1994 for Class X and July 24, 2000 for Class Y.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2012 (unaudited) continued

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Stock selection in the materials and processing sector hampered relative performance, primarily due to exposure to two rare earths miners. An underweight in the sector also cost the Portfolio relative performance, as materials and processing was Index's best performing sector. The technology sector detracted from performance, hurt by both stock selection and an overweight in the sector. Holdings in a social network gaming developer and an online deals site performed unfavorably. Stock selection in the financial services sector was disadvantageous. An investment data and services provider was the main detractor, with a lack of exposure to groups that performed well during the period such as real estate investment trusts and asset managers further dampening performance.

However, positive contributions came from stock selection in the producer durables sector. A holding in a product testing and inspection firm (its stock is not represented in the Index) was the largest contributor in the sector. The utilities sector was additive as well, although the relative gains somewhat offset by the negative effect of an overweight in the sector. Exposure to an infrastructure asset management company was beneficial to performance.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

We appreciate your ongoing support of Morgan Stanley Select Dimensions Investment Series and look forward to continuing to serve your investment needs.

Very truly yours,

Arthur Lev
President and Principal Executive Officer

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2012 (unaudited) continued

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q and monthly holdings for each money market fund on Form N-MFP. Morgan Stanley does not deliver these reports to shareholders, nor are the first and third fiscal quarter reports posted to the Morgan Stanley public web site. However, the holdings for each money market fund are posted to the Morgan Stanley public web site. You may obtain the Form N-Q filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Portfolio's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC's web site at http://www.sec.gov.

Morgan Stanley Select Dimensions Investment Series

Expense Example ■ December 31, 2012 (unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees; administration fees; distribution and service (12b-1) fees; and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period 07/01/12 – 12/31/12.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Expenses Paid During Period" are grossed up to reflect Fund expenses prior to the effect of Expense Offset (See Note 9 in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

Morgan Stanley Select Dimensions Investment Series

Expense Example ■ December 31, 2012 (unaudited) continued

Money Market

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/12	12/31/12	07/01/12 – 12/31/12
Class X
Actual (0.01% return)	$1,000.00	$1,000.10	$1.47
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.81	$1.48
Class Y
Actual (0.01% return)	$1,000.00	$1,000.10	$1.47
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.81	$1.48

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.29% and 0.29% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 185/366 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 0.66% and 0.91% for Class X and Class Y shares, respectively.

Flexible Income

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/12	12/31/12	07/01/12 – 12/31/12
Class X
Actual (6.83% return)	$1,000.00	$1,068.30	$6.13
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.20	$5.99
Class Y
Actual (6.70% return)	$1,000.00	$1,067.00	$7.43
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.95	$7.25

  @  Expenses are equal to the Portfolio's annualized expense ratios of 1.18% and 1.43% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Global Infrastructure

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/12	12/31/12	07/01/12 – 12/31/12
Class X
Actual (10.58% return)	$1,000.00	$1,105.80	$5.98
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.46	$5.74
Class Y
Actual (10.40% return)	$1,000.00	$1,104.00	$7.30
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.20	$7.00

  @  Expenses are equal to the Portfolio's annualized expense ratios of 1.13% and 1.38% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Morgan Stanley Select Dimensions Investment Series

Expense Example ■ December 31, 2012 (unaudited) continued

Growth Portfolio

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/12	12/31/12	07/01/12 – 12/31/12
Class X
Actual (3.57% return)	$1,000.00	$1,035.70	$6.35
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.90	$6.29
Class Y
Actual (3.40% return)	$1,000.00	$1,034.00	$7.62
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.65	$7.56

  @  Expenses are equal to the Portfolio's annualized expense ratios of 1.24% and 1.49% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Focus Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/12	12/31/12	07/01/12 – 12/31/12
Class X
Actual (3.01% return)	$1,000.00	$1,030.10	$4.29
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.91	$4.27
Class Y
Actual (2.88% return)	$1,000.00	$1,028.80	$5.56
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.66	$5.53

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.84% and 1.09% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Multi Cap Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/12	12/31/12	07/01/12 – 12/31/12
Class X
Actual (1.93% return)	$1,000.00	$1,019.30	$7.51
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.70	$7.51
Class Y
Actual (1.86% return)	$1,000.00	$1,018.60	$8.78
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.44	$8.77

  @  Expenses are equal to the Portfolio's annualized expense ratios of 1.48% and 1.73% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Morgan Stanley Select Dimensions Investment Series

Expense Example ■ December 31, 2012 (unaudited) continued

Mid Cap Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/12	12/31/12	07/01/12 – 12/31/12
Class X
Actual (2.02% return)	$1,000.00	$1,020.20	$5.79
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.41	$5.79
Class Y
Actual (1.87% return)	$1,000.00	$1,018.70	$7.05
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.15	$7.05

  @  Expenses are equal to the Portfolio's annualized expense ratios of 1.14% and 1.39% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Money Market

Portfolio of Investments ■ December 31, 2012

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
	Repurchase Agreements (50.3%)
$10,000	Bank of Nova Scotia, (dated 12/31/12; proceeds $10,000,100; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 1.88% due 06/30/15; valued at $10,200,000)	0.18%		01/02/13	$10,000,000
2,000	Barclays Capital, Inc., (dated 12/26/12; proceeds $2,000,054; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 2.13% due 11/30/14; valued at $2,040,016)	0.14		01/02/13	2,000,000
1,000	BNP Paribas Securities Corp., (dated 12/28/12; proceeds $1,000,019; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 5.50% due 02/01/36; Federal National Mortgage Association 2.29% - 5.00% due 09/01/19 - 10/01/35; valued at $1,030,000)	0.10		01/04/13	1,000,000
1,000	BNP Paribas Securities Corp., (dated 12/06/12; proceeds $1,001,006; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 5.50% due 03/01/34; Federal National Mortgage Association 4.50% - 5.50% due 03/01/21 - 09/01/41; valued at $1,030,000) (Demand 01/07/13)	0.20	(a)	06/05/13	1,000,000
1,000	BNP Paribas Securities Corp., (dated 10/24/12; proceeds $1,001,062; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 5.50% due 04/01/16; Federal National Mortgage Association 5.50% due 04/01/18; Government National Mortgage Association 3.00% due 10/20/42; valued at $1,030,001) (Demand 01/07/13)	0.21	(a)	04/24/13	1,000,000

See Notes to Financial Statements

Money Market

Portfolio of Investments ■ December 31, 2012 continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
$1,000	BNP Paribas Securities Corp., (dated 12/04/12; proceeds $1,001,056; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 5.00% - 5.50% due 03/01/34 - 10/01/35; Federal National Mortgage Association 4.50% due 02/01/41; valued at $1,030,000) (Demand 01/07/13)	0.21	(a) %	06/03/13	$1,000,000
9,620	BNP Paribas Securities Corp., (dated 12/31/12; proceeds $9,620,118; fully collateralized by U.S. Government Agencies; Government National Mortgage Association 2.50% - 7.10% due 09/15/18 - 10/15/54; valued at $9,908,601)	0.22		01/02/13	9,620,000
10,000	Mizuho Securities USA, Inc., (dated 12/31/12; proceeds $10,000,156; fully collateralized by a U.S. Government Agency; Government National Mortgage Association 5.00% due 08/15/40; valued at $10,300,000)	0.28		01/02/13	10,000,000
	Total Repurchase Agreements (Cost $35,620,000)				35,620,000
	Commercial Paper (24.9%)
	Automobiles (5.1%)
2,250	American Honda Finance Corp.	0.15		01/25/13	2,249,775
1,360	Toyota Motor Credit Corp.	0.17 - 0.25		01/04/13 - 02/13/13	1,359,822
					3,609,597
	Food & Beverage (0.7%)
500	Coca-Cola Co. (b)	0.26 - 0.27		05/01/13 - 05/14/13	499,540
	International Banks (19.1%)
350	ABN Amro Funding USA LLC (b)	0.32		02/01/13	349,907
3,000	Credit Suisse	0.26		04/05/13	2,997,963
500	DBS Bank Ltd. (b)	0.45		01/14/13	499,920
2,300	Nordea North America, Inc.	0.30 - 0.41		01/18/13 - 06/12/13	2,298,641
3,000	NRW Bank (b)	0.21 - 0.22		01/09/13 - 02/01/13	2,999,583
500	Oversea Chinese Banking	0.48		01/02/13	499,993
3,000	Rabobank USA Financial Corp.	0.38 - 0.52		02/01/13 - 04/05/13	2,998,134
625	Svenska Handelsbanken AB (b)	0.31		05/01/13	624,375
300	Westpac Securities NZ Ltd. (b)	0.30		05/17/13	299,660
					13,568,176
	Total Commercial Paper (Cost $17,677,313)				17,677,313

See Notes to Financial Statements

Money Market

Portfolio of Investments ■ December 31, 2012 continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
	Certificates of Deposit (5.3%)
	International Banks
$450	Bank of Montreal	0.30%	05/09/13 - 05/13/13	$450,000
2,300	Sumitomo Mitsui Banking Corp.	0.26	03/14/13 - 04/05/13	2,299,979
1,000	Svenska Handelsbanken AB	0.31	06/05/13	1,000,022
	Total Certificates of Deposit (Cost $3,750,001)			3,750,001

		COUPON RATE(a)	DEMAND DATE(c)
	Floating Rate Notes (15.3%)
	International Banks
2,500	Bank of Nova Scotia	0.31 - 0.40%	01/02/13 - 01/28/13	04/26/13 - 07/02/13	2,499,953
2,000	Deutsche Bank AG	0.71	03/15/13	03/15/13	2,000,000
1,300	National Australia Bank	0.31	02/11/13	08/09/13	1,300,000
1,000	Royal Bank of Canada	0.40	01/11/13	07/11/13	1,000,000
2,510	Toronto Dominion Bank	0.31 - 0.32	01/22/13 - 03/13/13	07/26/13 - 10/21/13	2,510,000
1,500	Westpac Banking Corp. (b)	0.31 - 0.40	01/03/13 - 02/27/13	04/03/13 - 08/27/13	1,499,960
	Total Floating Rate Notes (Cost $10,809,913)				10,809,913
	Tax-Exempt Instruments (4.2%)
	Weekly Variable Rate Bond (2.8%)
2,000	Miami-Dade County, FL, Professional Sports Franchise Facilities Tax Ser 2009 E	0.15	01/07/13	10/01/48	2,000,000
		COUPON RATE	YIELD TO MATURITY ON DATE OF PURCHASE
	Municipal Bond (1.4%)
1,000	California, Ser 2012-13 A-2 RANs, dtd 08/23/12	2.50%	0.43%	06/20/13	1,009,607
	Total Tax-Exempt Instruments (Cost $3,009,607)				3,009,607
	Total Investments (Cost $70,866,834)			100.0%	70,866,834
	Liabilities in Excess of Other Assets			0.0 (d)	(4,524)
	Net Assets			100.0%	$70,862,310

See Notes to Financial Statements

Money Market

Portfolio of Investments ■ December 31, 2012 continued

  RANs  Revenue Anticipation Notes.

  (a)  Rate shown is the rate in effect at December 31, 2012.

  (b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (c)  Date of next interest rate reset.

  (d)  Amount is less than 0.05%.

MATURITY SCHEDULE†

1 - 30 Days	70.3%
31 - 60 Days	10.2
61 - 90 Days	5.0
91 - 120 Days	7.9
121 + Days	6.6
100.0%

†  As a percentage of total investments

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2012

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Corporate Bonds (59.8%)
	Australia (1.3%)
	Basic Materials
$35	FMG Resources August 2006 Pty Ltd. (a)	6.375%	02/01/16	$36,400
100	FMG Resources August 2006 Pty Ltd. (a)	6.875	02/01/18	103,625
				140,025
	Consumer, Cyclical
35	Wesfarmers Ltd. (a)	2.983	05/18/16	36,665
	Consumer, Non-Cyclical
45	Woolworths Ltd. (a)	4.00	09/22/20	48,705
	Finance
50	Dexus Diversified Trust/Dexus Office Trust (a)	5.60	03/15/21	53,836
	Total Australia			279,231
	Belgium (0.1%)
	Consumer, Non-Cyclical
32	Delhaize Group SA	5.70	10/01/40	30,095
	Brazil (0.3%)
	Basic Materials
50	Vale Overseas Ltd.	5.625	09/15/19	57,100
5	Vale Overseas Ltd.	6.875	11/10/39	6,294
	Total Brazil			63,394
	Canada (1.8%)
	Basic Materials
100	HudBay Minerals, Inc. (a)	9.50	10/01/20	106,125
100	Inmet Mining Corp. (a)	8.75	06/01/20	109,750
				215,875
	Communications
100	MDC Partners, Inc.	11.00	11/01/16	110,375
	Energy
50	Canadian Oil Sands Ltd. (a)	7.75	05/15/19	63,799
	Total Canada			390,049
	France (0.9%)
	Communications
15	France Telecom SA	8.50	03/01/31	22,514
	Diversified
75	LVMH Moet Hennessy Louis Vuitton SA (a)	1.625	06/29/17	76,320

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2012 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Energy
$50	Total Capital International SA	2.875%	02/17/22	$52,296
	Finance
50	BNP Paribas SA	5.00	01/15/21	56,251
	Total France			207,381
	Germany (0.2%)
	Communications
25	Deutsche Telekom International Finance BV	8.75	06/15/30	37,555
	Greece (0.4%)
	Industrials
100	DryShips, Inc.	5.00	12/01/14	79,500
	Ireland (0.2%)
	Industrials
45	CRH America, Inc.	6.00	09/30/16	50,606
	Israel (0.4%)
	Consumer, Non-Cyclical
80	Teva Pharmaceutical Finance IV BV	3.65	11/10/21	85,781
	Italy (0.6%)
	Communications
25	Telecom Italia Capital SA	6.999	06/04/18	28,700
	Utilities
100	Enel Finance International N.V. (a)	5.125	10/07/19	105,837
	Total Italy			134,537
	Mexico (0.5%)
	Consumer, Non-Cyclical
100	Grupo Bimbo SAB de CV (a)	4.875	06/30/20	113,883
	Netherlands (0.5%)
	Finance
75	Aegon N.V.	4.625	12/01/15	81,817
25	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.875	02/08/22	26,955
	Total Netherlands			108,772
	Spain (1.6%)
	Communications
200	Nara Cable Funding Ltd. (a)	8.875	12/01/18	201,500
45	Telefonica Europe BV	8.25	09/15/30	53,494
				254,994

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2012 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	Finance
$30	Santander Holdings USA, Inc.	4.625%		04/19/16	$31,389
	Utilities
75	Iberdrola Finance Ireland Ltd. (a)	5.00		09/11/19	78,681
	Total Spain				365,064
	Switzerland (0.8%)
	Finance
65	ABB Treasury Center USA, Inc. (a)	2.50		06/15/16	67,641
70	Credit Suisse	5.40		01/14/20	78,824
5	Credit Suisse	6.00		02/15/18	5,755
					152,220
	Industrials
25	Holcim US Finance Sarl & Cie SCS (a)	6.00		12/30/19	28,397
	Total Switzerland				180,617
	United Kingdom (2.7%)
	Communications
100	WPP Finance UK	8.00		09/15/14	110,629
	Consumer, Non-Cyclical
50	Diageo Capital PLC	1.50		05/11/17	50,760
	Finance
120	Nationwide Building Society (a)	6.25		02/25/20	141,934
	Industrials
100	BAA Funding Ltd. (a)	4.875		07/15/21	109,326
200	CEVA Group PLC (a)	8.375		12/01/17	199,000
					308,326
	Total United Kingdom				611,649
	United States (47.5%)
	Basic Materials
100	American Gilsonite Co. (a)	11.50		09/01/17	103,500
40	Barrick North America Finance LLC	4.40		05/30/21	43,943
65	Georgia-Pacific LLC	8.875		05/15/31	97,723
100	Kraton Polymers LLC/Kraton Polymers Capital Corp.	6.75		03/01/19	103,875
100	Prince Mineral Holding Corp. (a)	11.50		12/15/19	104,000
100	Taminco Acquisition Corp. (a)	9.125	(b)	12/15/17	99,250
74	Tronox Finance LLC (a)	6.375		08/15/20	75,018
					627,309

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2012 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	Communications
$25	CC Holdings GS V LLC (a)	3.849%		04/15/23	$25,487
140	CCO Holdings LLC/CCO Holdings Capital Corp.	6.50		04/30/21	151,725
30	CenturyLink, Inc.	6.45		06/15/21	33,205
50	Crown Castle International Corp. (a)	5.25		01/15/23	53,687
100	CSC Holdings LLC	8.625		02/15/19	120,000
25	DirecTV Holdings LLC/DirecTV Financing Co., Inc.	3.80		03/15/22	25,841
100	DISH DBS Corp.	6.75		06/01/21	114,500
100	GXS Worldwide, Inc.	9.75		06/15/15	104,625
150	Harron Communications LP/Harron Finance Corp. (a)	9.125		04/01/20	165,000
100	inVentiv Health, Inc. (a)	9.00		01/15/18	101,250
100	Mediacom LLC/Mediacom Capital Corp.	7.25		02/15/22	108,000
50	Motorola Solutions, Inc.	3.75		05/15/22	51,186
25	NBC Universal Media LLC	5.95		04/01/41	30,766
50	Omnicom Group, Inc.	3.625		05/01/22	52,189
25	Time Warner Cable, Inc.	4.50		09/15/42	24,480
25	Time Warner, Inc.	4.90		06/15/42	26,926
65	Verizon Communications, Inc.	6.35		04/01/19	82,256
70	XM Satellite Radio, Inc. (a)	7.625		11/01/18	78,400
					1,349,523
	Consumer, Cyclical
70	Ameristar Casinos, Inc.	7.50		04/15/21	76,213
50	Caesars Entertainment Operating Co., Inc.	8.50		02/15/20	49,781
80	Caesars Entertainment Operating Co., Inc.	10.00		12/15/18	53,400
100	CCM Merger, Inc. (a)	9.125		05/01/19	101,250
100	Chester Downs & Marina LLC (a)	9.25		02/01/20	98,750
150	Continental Airlines 2012-3 Class C Pass-Thru Certificates	6.125		04/29/18	151,125
125	Dana Holding Corp.	6.50		02/15/19	134,062
100	Exide Technologies	8.625		02/01/18	85,250
30	Gap, Inc. (The)	5.95		04/12/21	34,378
65	Home Depot, Inc.	5.875		12/16/36	85,729
150	IDQ Holdings, Inc. (a)	11.50		04/01/17	162,375
100	Levi Strauss & Co.	7.625		05/15/20	109,500
100	Logan's Roadhouse, Inc.	10.75		10/15/17	93,375
100	MGM Resorts International	7.75		03/15/22	107,500
50	QVC, Inc. (a)	7.125		04/15/17	52,438
299	Resort at Summerlin LP, Series B (c)(d)(e)(f)	13.00	(b)	12/15/07	0
100	Sabre Holdings Corp.	8.35		03/15/16	107,000
100	Tenneco, Inc.	7.75		08/15/18	109,000

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2012 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$150	VWR Funding, Inc. (a)	7.25%	09/15/17	$158,250
35	Wal-Mart Stores, Inc.	5.25	09/01/35	42,669
70	Wyndham Worldwide Corp.	4.25	03/01/22	72,410
45	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.	7.75	08/15/20	51,525
30	Yum! Brands, Inc.	6.875	11/15/37	41,104
				1,977,084
	Consumer, Non-Cyclical
30	AbbVie, Inc. (a)	4.40	11/06/42	32,030
50	Aetna, Inc.	2.75	11/15/22	49,695
25	Altria Group, Inc.	2.85	08/09/22	24,790
25	Amgen, Inc.	3.875	11/15/21	27,505
116	Armored Autogroup, Inc.	9.25	11/01/18	98,890
40	Boston Scientific Corp.	6.00	01/15/20	46,726
25	Cigna Corp.	2.75	11/15/16	26,323
45	Coventry Health Care, Inc.	5.45	06/15/21	53,578
40	Express Scripts Holding Co. (a)	2.65	02/15/17	41,616
25	Express Scripts Holding Co. (a)	3.90	02/15/22	27,008
100	Gilead Sciences, Inc.	4.50	04/01/21	114,485
160	Kindred Healthcare, Inc.	8.25	06/01/19	156,400
26	Kraft Foods Group, Inc. (a)	5.375	02/10/20	31,266
50	Life Technologies Corp.	6.00	03/01/20	59,348
24	Mondelez International, Inc.	5.375	02/10/20	29,018
100	ServiceMaster Co.	8.00	02/15/20	104,750
100	Smithfield Foods, Inc.	6.625	08/15/22	110,750
20	UnitedHealth Group, Inc.	1.40	10/15/17	20,054
10	UnitedHealth Group, Inc.	2.75	02/15/23	10,112
35	Verisk Analytics, Inc.	5.80	05/01/21	39,288
				1,103,632
	Energy
100	Concho Resources, Inc.	7.00	01/15/21	112,000
100	Continental Resources, Inc.	5.00	09/15/22	108,250
100	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.	7.75	04/01/19	104,250
100	Crosstex Energy LP/Crosstex Energy Finance Corp. (a)	7.125	06/01/22	104,750
30	Marathon Petroleum Corp.	5.125	03/01/21	35,365
150	Northern Oil and Gas, Inc.	8.00	06/01/20	153,750
100	Pioneer Natural Resources Co.	7.50	01/15/20	126,881
100	SM Energy Co.	6.50	01/01/23	107,500
50	Tesoro Corp.	5.375	10/01/22	53,500

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2012 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$50	Weatherford International Ltd.	4.50%	04/15/22	$53,162
80	Williams Cos., Inc. (The)	7.875	09/01/21	103,239
				1,062,647
	Finance
25	Alexandria Real Estate Equities, Inc.	4.60	04/01/22	26,884
72	Citigroup, Inc. (See Note 6)	8.50	05/22/19	96,940
70	CNA Financial Corp.	5.75	08/15/21	82,246
125	DPL, Inc.	7.25	10/15/21	134,375
200	Ford Motor Credit Co., LLC	4.207	04/15/16	213,487
40	General Electric Capital Corp.	5.30	02/11/21	46,509
50	Genworth Financial, Inc.	7.20	02/15/21	54,084
135	Goldman Sachs Group, Inc. (The)	6.15	04/01/18	158,775
35	Harley-Davidson Funding Corp. (a)	6.80	06/15/18	43,042
60	Hartford Financial Services Group, Inc. (See Note 6)	5.50	03/30/20	69,819
75	HCP, Inc.	5.625	05/01/17	85,743
100	Host Hotels & Resorts LP	6.00	10/01/21	115,250
25	JPMorgan Chase & Co.	4.50	01/24/22	28,334
65	JPMorgan Chase & Co.	4.625	05/10/21	74,241
100	Merrill Lynch & Co., Inc.	6.11	01/29/37	109,511
25	MetLife, Inc.	7.717	02/15/19	32,817
100	Nationstar Mortgage LLC/Nationstar Capital Corp. (a)	7.875	10/01/20	106,000
35	Nationwide Financial Services, Inc. (a)	5.375	03/25/21	37,467
35	Prudential Financial, Inc., MTN	6.625	12/01/37	43,754
150	Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. (a)	9.50	06/15/19	163,500
10	Santander Holdings USA, Inc.	3.00	09/24/15	10,190
60	SLM Corp., MTN	8.00	03/25/20	68,850
				1,801,818
	Industrials
100	Atkore International, Inc.	9.875	01/01/18	106,750
50	Ball Corp.	5.00	03/15/22	53,750
40	Bemis Co., Inc.	4.50	10/15/21	43,417
100	Cequel Communications Escrow 1 LLC/Cequel Communications Escrow Capital Corp. (a)	6.375	09/15/20	104,625
100	Consolidated Container Co., LLC/Consolidated Container Capital, Inc. (a)	10.125	07/15/20	107,500
35	Eaton Corp. (a)	2.75	11/02/22	34,967
75	Graphic Packaging International, Inc.	7.875	10/01/18	83,250

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2012 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$150	Heckmann Corp.	9.875%	04/15/18	$155,625
100	JB Poindexter & Co., Inc. (a)	9.00	04/01/22	103,875
200	Marquette Transportation Co./Marquette Transportation Finance Corp.	10.875	01/15/17	209,000
100	Pretium Packaging LLC/Pretium Finance, Inc.	11.50	04/01/16	103,625
100	Sealed Air Corp. (a)	8.125	09/15/19	113,000
100	Sequa Corp. (a)	7.00	12/15/17	101,125
100	Silgan Holdings, Inc.	5.00	04/01/20	104,250
50	Sonoco Products Co.	5.75	11/01/40	57,766
150	Tekni-Plex, Inc. (a)	9.75	06/01/19	164,250
100	Terex Corp.	6.50	04/01/20	106,500
30	Union Pacific Corp.	6.125	02/15/20	37,624
				1,790,899
	Technology
135	CDW LLC/CDW Finance Corp.	8.50	04/01/19	146,812
100	First Data Corp.	10.55	09/24/15	102,875
45	Hewlett-Packard Co.	4.65	12/09/21	45,257
150	Infor US, Inc.	9.375	04/01/19	169,125
20	Xerox Corp.	6.35	05/15/18	23,093
				487,162
	Utilities
100	CMS Energy Corp.	5.05	03/15/22	111,946
40	FirstEnergy Solutions Corp.	6.05	08/15/21	45,859
60	PPL WEM Holdings PLC (a)	3.90	05/01/16	63,233
150	Puget Energy, Inc.	6.50	12/15/20	169,273
				390,311
	Total United States			10,590,385
	Total Corporate Bonds (Cost $12,686,815)			13,328,499
	Sovereign (11.8%)
	Argentina (0.6%)
141	Argentina Boden Bonds	7.00	10/03/15	126,630
	Brazil (2.0%)
200	Banco Nacional de Desenvolvimento, Economico e Social (a)	6.369	06/16/18	238,000
150	Brazilian Government International Bond	5.875	01/15/19	186,300
10	Brazilian Government International Bond	7.125	01/20/37	15,350
	Total Brazil			439,650

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2012 continued

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
		Indonesia (1.3%)
	$100	Indonesia Government International Bond	7.75%	01/17/38	$151,500
	100	Indonesia Government International Bond (a)	11.625	03/04/19	151,750
		Total Indonesia			303,250
		Kazakhstan (0.6%)
	100	KazMunaiGaz Finance Sub BV (a)	9.125	07/02/18	132,625
		Mexico (2.1%)
MXN	810	Mexican Bonos	8.00	06/11/20	73,849
	$44	Mexico Government International Bond	5.95	03/19/19	54,340
	20	Mexico Government International Bond	6.05	01/11/40	26,920
	100	Mexico Government International Bond	6.75	09/27/34	144,500
	33	Pemex Project Funding Master Trust	6.625	06/15/35	42,075
	25	Pemex Project Funding Master Trust	6.625	06/15/38	31,812
	60	Petroleos Mexicanos	5.50	01/21/21	70,410
	15	Petroleos Mexicanos	8.00	05/03/19	19,688
		Total Mexico			463,594
		Peru (0.4%)
	40	Peruvian Government International Bond	7.125	03/30/19	52,560
	10	Peruvian Government International Bond	7.35	07/21/25	14,540
	16	Peruvian Government International Bond	8.75	11/21/33	27,880
		Total Peru			94,980
		Russia (1.4%)
	96	Russian Foreign Bond - Eurobond	7.50	03/31/30	123,623
	90	Russian Foreign Bond - Eurobond	12.75	06/24/28	182,700
		Total Russia			306,323
		Turkey (0.9%)
	100	Turkey Government International Bond	6.75	04/03/18	121,125
	17	Turkey Government International Bond	6.875	03/17/36	23,014
	15	Turkey Government International Bond	8.00	02/14/34	22,537
	19	Turkey Government International Bond	11.875	01/15/30	37,359
		Total Turkey			204,035
		Ukraine (0.4%)
	100	Ukraine Government International Bond	6.75	11/14/17	99,500
		Uruguay (0.1%)
	10	Uruguay Government International Bond	8.00	11/18/22	14,570

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2012 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Venezuela (2.0%)
$130	Petroleos de Venezuela SA	8.50%	11/02/17	$128,700
20	Venezuela Government International Bond	6.00	12/09/20	16,800
150	Venezuela Government International Bond	7.65	04/21/25	132,750
159	Venezuela Government International Bond	9.25	09/15/27	159,795
	Total Venezuela			438,045
	Total Sovereign (Cost $2,069,913)			2,623,202
	Municipal Bonds (1.4%)
15	City of Chicago, IL, O'Hare International Airport Revenue	6.395	01/01/40	19,502
30	City of New York, NY, Series G-1	5.968	03/01/36	38,244
75	Illinois State Toll Highway Authority, Highway Revenue, Build America Bonds	6.184	01/01/34	93,336
	Municipal Electric Authority of Georgia
15		6.637	04/01/57	17,867
20		6.655	04/01/57	23,702
30	New York City, NY, Transitional Finance Authority Future Tax Secured Revenue	5.267	05/01/27	36,656
	State of California, General Obligation Bonds
40		5.95	04/01/16	45,392
25		6.65	03/01/22	31,419
	Total Municipal Bonds (Cost $251,662)			306,118
	Agency Fixed Rate Mortgages (0.7%)
	Federal National Mortgage Association, Conventional Pools:
80		6.50	07/01/29 – 11/01/33	93,596
33		7.00	02/01/33	39,365
	IO STRIPS
23		6.50	12/01/29	2,356
17		7.00	11/01/19	2,040
63		8.00	06/01/35	14,515
1	Government National Mortgage Association, Various Pool	8.00	06/15/26	631
	Total Agency Fixed Rate Mortgages (Cost $122,427)			152,503

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2012 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	Asset-Backed Securities (3.0%)
$100	Ally Master Owner Trust (a)	2.88%		04/15/15	$100,691
170	Citigroup Mortgage Loan Trust, Inc. (See Note 6)	5.53		11/25/34	162,848
72	CVS Pass-Through Trust	6.036		12/10/28	83,833
125	Ford Credit Floorplan Master Owner Trust (a)	1.909	(g)	02/15/17	128,686
177	GSAA Trust	4.751	(g)	06/25/34	176,585
20	Specialty Underwriting & Residential Finance	0.75	(g)	05/25/35	16,841
	Total Asset-Backed Securities (Cost $653,124)				669,484
	U.S. Treasury Securities (13.1%)
130	U.S. Treasury Bond	3.875		08/15/40	156,264
302	U.S. Treasury Inflation Indexed Bond	0.125		07/15/22	327,727
	U.S. Treasury Notes
2,266		0.375		06/15/15 – 11/15/15	2,269,307
155		2.25		03/31/16	164,264
	Total U.S. Treasury Securities (Cost $2,855,351)				2,917,562
	Mortgages - Other (8.4%)
169	Banc of America Alternative Loan Trust	5.913	(g)	10/25/36	128,102
48	Banc of America Funding Corp.	6.00		07/25/37	38,882
	Countrywide Alternative Loan Trust
24		5.50		02/25/36	19,018
118		5.50		05/25/36	98,425
89		6.00		04/25/36	70,290
46		6.00		05/25/36	36,219
65		6.00		12/25/36	47,699
157		6.00		07/25/37	129,983
12	PAC	5.50		02/25/36	9,693
43	PAC	6.00		04/25/36	33,837
139	Countrywide Home Loan Mortgage Pass-Through Trust	0.51	(g)	04/25/46	32,083
316	CSMC Mortgage-Backed Trust	5.837	(g)	04/25/37	185,670
	First Horizon Alternative Mortgage Securities
33		6.00		08/25/36	28,042
65		6.25		08/25/36	56,023
73	GS Mortgage Securities Corp. (a)	7.50	(g)	09/25/36	59,410
	JP Morgan Alternative Loan Trust
172		6.00		12/25/35	152,177
189		6.00		08/25/36	174,990

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2012 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	Lehman Mortgage Trust,
$44		5.50%		11/25/35	$44,632
114		5.50		02/25/36	112,660
187		6.50		09/25/37	157,172
79	Luminent Mortgage Trust	0.38	(g)	10/25/46	19,044
	RALI Trust
78		0.71	(g)	03/25/35	50,944
89		6.00		04/25/36	69,873
34		6.00		01/25/37	26,620
45	PAC	6.00		04/25/36	35,075
74	Residential Asset Securitization Trust	6.00		07/25/36	63,363
	Total Mortgages - Other (Cost $1,797,984)				1,879,926
NUMBER OF SHARES
	Common Stocks (0.0%)
	Diversified Telecommunication Services
563	ORBCOMM, Inc. (h)				2,207
	Electric Utilities
13	PNM Resources, Inc. (f)				267
	Wireless Telecommunication Services
49	USA Mobility, Inc. (f)				572
	Total Common Stocks (Cost $365)				3,046

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2012 continued

NUMBER OF SHARES (000)			VALUE
	Short-Term Investment (0.8%)
	Investment Company
183	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $182,684)		$182,684
	Total Investments (Cost $20,620,325) (i)	99.0%	22,063,024
	Other Assets in Excess of Liabilities	1.0	220,057
	Net Assets	100.0%	$22,283,081

  IO  Interest Only.

  MTN  Medium Term Note.

  PAC  Planned Amortization Class.

  STRIPS  Separate Trading of Registered Interest and Principal of Securities.

  (a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (b)  Payment-in-kind security.

  (c)  Issuer in bankruptcy.

  (d)  Non-income producing security; bond in default.

  (e)  At December 31, 2012, the Portfolio held a fair valued security valued at $0, representing 0.0% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (f)  Acquired through exchange offer.

  (g)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2012.

  (h)  Non-income producing security.

  (i)  Securities are available for collateral in connection with open foreign currency exchange contracts, futures contracts and swap agreements.

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2012 continued

FOREIGN CURRENCY EXCHANGE CONTRACTS OPEN AT DECEMBER 31, 2012:

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs International	SEK	960,000		$144,734	01/10/13	$(2,862)
Wells Fargo Bank		$148,786	NOK	840,000	01/10/13	2,316
Net Unrealized Depreciation						$(546)

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2012:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
15	Long	U.S. Treasury 2 yr. Note, March 2013	$3,307,031	$688
23	Long	U.S. Treasury 5 yr. Note, March 2013	2,861,524	(4,030)
3	Long	U.S. Treasury Ultra Long Bond, March 2013	487,781	(3,656)
2	Short	U.S. Treasury 30 yr. Bond, March 2013	(295,000)	4,109
19	Short	U.S. Treasury 10 yr. Note, March 2013	(2,522,844)	8,925
Net Unrealized Appreciation				$6,036

CREDIT DEFAULT SWAP AGREEMENTS OPEN AT DECEMBER 31, 2012:

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000's)	INTEREST RATE	TERMINATION DATE	UNREALIZED APPRECIATION	UPFRONT PAYMENTS	VALUE	CREDIT RATING OF REFERENCE OBLIGATION†
								(unaudited)
JPMorgan Chase Bank CDX.NA.IG. 19	Sell	$150	1.00%	12/20/17	$264	$119	$383	NR
JPMorgan Chase Bank Kohl's Corporate	Buy	150	1.00	12/20/17	4,775	5,197	9,972	BBB+
Total Credit Default Swaps		$300			$5,039	$5,316	$10,355
See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2012 continued

INTEREST RATE SWAP AGREEMENTS OPEN AT DECEMBER 31, 2012:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	FIXED RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Capital	$1,750	3 Month LIBOR	Receive	0.37%	10/05/14	$(401)
Barclays Capital	480	3 Month LIBOR	Receive	0.81	09/24/17	(1,687)
Credit Suisse	1,500	3 Month LIBOR	Receive	0.39	09/25/14	(2,388)
Credit Suisse	720	3 Month LIBOR	Receive	0.82	09/13/17	(3,036)
Deutsche Bank	1,176	3 Month LIBOR	Receive	0.82	07/24/17	(7,409)
Goldman Sachs International	1,040	3 Month LIBOR	Pay	0.43	12/11/15	1,250
Net Unrealized Depreciation						$(13,671)

  LIBOR  London interbank Offered Rate.

  NR  Not Rated.

  †  Credit rating as issued by Standard & Poor's.

Currency Abbreviations:

MXN  Mexican New Peso.

NOK  Norwegian Krone.

SEK  Swedish Krona.

SUMMARY OF INVESTMENTS

PORTFOLIO COMPOSITION	VALUE		PERCENT OF TOTAL INVESTMENTS
Corporate Bonds	$13,328,499		60.4%
U.S. Treasury Securities	2,917,562		13.2
Sovereign	2,623,202		11.9
Mortgages - Other	1,879,926		8.5
Asset-Backed Securities	669,484		3.1
Municipal Bonds	306,118		1.4
Investment Company	182,684		0.8
Agency Fixed Rate Mortgages	152,503		0.7
Common Stocks	3,046		0.0 *
	$22,063,024	**	100.0%

  *  Amount is less than 0.05%.

  **  Does not include open long/short futures contracts with an underlying face amount of $9,474,180 with net unrealized appreciation of $6,036. Does not include open foreign currency exchange contracts with net unrealized depreciation of $546. Also does not include open swap agreements with net unrealized depreciation of $8,632.

See Notes to Financial Statements

Global Infrastructure

Portfolio of Investments ■ December 31, 2012

NUMBER OF SHARES		VALUE
	Common Stocks (99.0%)
	Australia (5.5%)
	Airports
103,599	Sydney Airport	$365,621
	Diversified
97,254	DUET Group	211,336
	Oil & Gas Storage & Transportation
44,164	APA Group	254,927
	Toll Roads
28,213	Macquarie Atlas Roads Group (a)	49,120
94,359	Transurban Group	599,286
		648,406
	Total Australia	1,480,290
	Brazil (0.4%)
	Water
1,400	Cia de Saneamento Basico do Estado de Sao Paulo ADR	116,998
	Canada (12.1%)
	Oil & Gas Storage & Transportation
26,720	Enbridge, Inc.	1,155,619
43,890	TransCanada Corp.	2,074,704
	Total Canada	3,230,323
	China (12.4%)
	Oil & Gas Storage & Transportation
286,000	Beijing Enterprises Holdings Ltd. (b)	1,875,109
480,000	China Gas Holdings Ltd. (b)	381,424
44,000	ENN Energy Holdings Ltd. (b)	192,377
636,400	Sichuan Expressway Co., Ltd., H Shares (b)	231,922
		2,680,832
	Ports
84,605	China Merchants Holdings International Co., Ltd. (b)	276,077
NUMBER OF SHARES		VALUE
	Toll Roads
340,000	Jiangsu Expressway Co., Ltd., H Shares (b)	$352,158
	Total China	3,309,067
	France (2.8%)
	Communications
4,553	Eutelsat Communications SA	151,177
20,274	SES SA	586,503
	Total France	737,680
	Germany (0.9%)
	Airports
4,213	Fraport AG Frankfurt Airport Services Worldwide	245,336
	Italy (6.4%)
	Oil & Gas Storage & Transportation
146,237	Snam SpA	680,011
	Toll Roads
24,737	Atlantia SpA	448,655
27,602	Societa Iniziative Autostradali e Servizi SpA	258,044
		706,699
	Transmission & Distribution
83,252	Terna Rete Elettrica Nazionale SpA	333,407
	Total Italy	1,720,117
	Japan (1.2%)
	Oil & Gas Storage & Transportation
67,000	Tokyo Gas Co., Ltd.	306,321
	Netherlands (0.8%)
	Oil & Gas Storage & Transportation
3,164	Koninklijke Vopak N.V.	223,093
	Spain (1.8%)
	Diversified
12,895	Ferrovial SA	190,126

See Notes to Financial Statements

Global Infrastructure

Portfolio of Investments ■ December 31, 2012 continued

NUMBER OF SHARES		VALUE
	Toll Roads
17,366	Abertis Infraestructuras SA	$289,415
	Total Spain	479,541
	Switzerland (1.6%)
	Airports
948	Flughafen Zuerich AG (Registered)	439,150
	United Kingdom (8.7%)
	Transmission & Distribution
150,399	National Grid PLC	1,722,734
	Water
11,366	Severn Trent PLC	291,200
29,182	United Utilities Group PLC	320,222
		611,422
	Total United Kingdom	2,334,156
	United States (44.4%)
	Communications
16,690	American Tower Corp. REIT	1,289,636
9,110	Crown Castle International Corp. (a)	657,378
10,280	SBA Communications Corp., Class A (a)	730,085
		2,677,099
	Diversified
23,820	CenterPoint Energy, Inc.	458,535
	Oil & Gas Storage & Transportation
3,920	AGL Resources, Inc.	156,682
1,890	Atmos Energy Corp.	66,377
8,280	Cheniere Energy, Inc. (a)	155,498
23,503	Enbridge Energy Management LLC (a)	679,002
24,400	Kinder Morgan, Inc.	862,052
3,440	New Jersey Resources Corp.	136,293
15,320	NiSource, Inc.	381,315
10,920	Oneok, Inc.	466,830
16,870	PG&E Corp.	677,836
13,650	Sempra Energy	968,331
NUMBER OF SHARES		VALUE
33,665	Spectra Energy Corp.	$921,748
3,080	WGL Holdings, Inc.	120,705
29,820	Williams Cos., Inc. (The)	976,307
		6,568,976
	Transmission & Distribution
4,128	Consolidated Edison, Inc.	229,269
7,780	ITC Holdings Corp.	598,360
24,138	Northeast Utilities	943,313
		1,770,942
	Water
8,920	American Water Works Co., Inc.	331,200
3,840	California Water Service Group	70,464
		401,664
	Total United States	11,877,216
	Total Common Stocks (Cost $20,322,075)	26,499,288
NUMBER OF SHARES (000)
	Short-Term Investment (0.8%)
	Investment Company
215	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class (See Note 6) (Cost $214,894)	214,894
Total Investments (Cost $20,536,969) (c)	99.8%	26,714,182
Other Assets in Excess of Liabilities	0.2	41,626
Net Assets	100.0%	$26,755,808

See Notes to Financial Statements

Global Infrastructure

Portfolio of Investments ■ December 31, 2012 continued

ADR  American Depositary Receipt.

REIT  Real Estate Investment Trust.

  (a)  Non-income producing security.

  (b)  Security trades on the Hong Kong exchange.

  (c)  The fair value and percentage of net assets, $11,274,751 and 42.1%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note 1A within the Notes to the Financial Statements.

SUMMARY OF INVESTMENTS INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Oil & Gas Storage & Transportation	$13,944,483	52.2%
Transmission & Distribution	3,827,083	14.3
Communications	3,414,779	12.8
Toll Roads	1,996,678	7.5
Water	1,130,084	4.2
Airports	1,050,107	3.9
Diversified	859,997	3.2
Ports	276,077	1.1
Investment Company	214,894	0.8
	$26,714,182	100.0%

See Notes to Financial Statements

Growth

Portfolio of Investments ■ December 31, 2012

NUMBER OF SHARES		VALUE
	Common Stocks (97.7%)
	Alternative Energy (2.2%)
4,092	Range Resources Corp.	$257,100
9,534	Ultra Petroleum Corp. (a)	172,852
		429,952
	Asset Management & Custodian (1.7%)
1,595	BlackRock, Inc.	329,702
	Beverage: Brewers & Distillers (2.3%)
39,730	DE Master Blenders 1753 N.V. (Netherlands) (a)	462,141
	Biotechnology (2.9%)
10,233	Illumina, Inc. (a)	568,852
	Chemicals: Diversified (3.1%)
6,426	Monsanto Co.	608,221
	Commercial Services (1.6%)
6,314	Intertek Group PLC (United Kingdom)	318,642
	Communications Technology (3.9%)
13,780	Motorola Solutions, Inc.	767,270
	Computer Services, Software & Systems (20.8%)
5,107	Baidu, Inc. ADR (China) (a)	512,181
41,606	Facebook, Inc., Class A (a)	1,107,968
1,806	Google, Inc., Class A (a)	1,281,122
2,816	LinkedIn Corp., Class A (a)	323,333
3,128	Salesforce.com, Inc. (a)	525,817
2,474	VMware, Inc., Class A (a)	232,902
2,456	Workday, Inc. (a)	133,852
		4,117,175
	Computer Technology (8.7%)
2,865	Apple, Inc.	1,527,131
9,192	Yandex N.V., Class A (Russia) (a)	198,271
		1,725,402
NUMBER OF SHARES		VALUE
	Consumer Lending (8.6%)
5,198	CME Group, Inc.	$263,591
1,425	Mastercard, Inc., Class A	700,074
4,849	Visa, Inc., Class A	735,011
		1,698,676
	Diversified Media (3.1%)
5,711	McGraw-Hill Cos., Inc. (The)	312,220
4,572	Naspers Ltd., Class N (South Africa)	293,764
		605,984
	Diversified Retail (12.6%)
6,462	Amazon.com, Inc. (a)	1,622,867
47,090	Groupon, Inc. (a)	229,799
1,053	Priceline.com, Inc. (a)	654,124
		2,506,790
	Electronic Components (1.4%)
8,842	Sensata Technologies Holding N.V. (a)	287,188
	Financial Data & Systems (2.7%)
7,524	MSCI, Inc. (a)	233,169
5,754	Verisk Analytics, Inc., Class A (a)	293,454
		526,623
	Foods (1.5%)
4,642	Nestle SA ADR (Switzerland)	302,519
	Insurance: Property-Casualty (2.0%)
19,166	Progressive Corp. (The)	404,403
	Medical Equipment (2.8%)
1,141	Intuitive Surgical, Inc. (a)	559,512
	Pharmaceuticals (3.0%)
4,545	Mead Johnson Nutrition Co.	299,470
4,915	Valeant Pharmaceuticals International, Inc. (Canada) (a)	293,770
		593,240

See Notes to Financial Statements

Growth

Portfolio of Investments ■ December 31, 2012 continued

NUMBER OF SHARES		VALUE
	Real Estate Investment Trusts (REIT) (3.7%)
19,964	Brookfield Asset Management, Inc., Class A (Canada)	$731,681
	Recreational Vehicles & Boats (3.7%)
23,586	Edenred (France)	733,457
	Restaurants (2.6%)
9,605	Starbucks Corp.	515,020
	Semiconductors & Components (1.3%)
8,185	First Solar, Inc. (a)	252,753
	Textiles Apparel & Shoes (1.5%)
5,286	Coach, Inc.	293,426
	Total Common Stocks (Cost $14,188,955)	19,338,629
	Convertible Preferred Stock (0.1%)
	Alternative Energy
65,304	Better Place, Inc. (a)(b)(c) (acquisition cost - $163,260; acquired 01/25/10) (Cost $163,260)	19,591
NUMBER OF SHARES (000)
	Short-Term Investment (2.4%)
	Investment Company
483	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $483,205)	483,205
Total Investments (Cost $14,835,420) (d)	100.2%	19,841,425
Liabilities in Excess of Other Assets	(0.2)	(31,998)
Net Assets	100.0%	$19,809,427

ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2012 amounts to $19,591 and represents 0.1% of net assets.

  (c)  At December 31, 2012, the Portfolio held fair valued securities valued at $19,591, representing 0.1% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (d)  The fair value and percentage of net assets, $1,808,004 and 9.1%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note 1A within the Notes to the Financial Statements.

See Notes to Financial Statements

Growth

Portfolio of Investments ■ December 31, 2012 continued

Summary of Investments

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Computer Services, Software & Systems	$4,117,175	20.7%
Diversified Retail	2,506,790	12.6
Computer Technology	1,725,402	8.7
Consumer Lending	1,698,676	8.6
Communications Technology	767,270	3.9
Recreational Vehicles & Boats	733,457	3.7
Real Estate Investment Trusts (REIT)	731,681	3.7
Chemicals: Diversified	608,221	3.1
Diversified Media	605,984	3.0
Pharmaceuticals	593,240	3.0
Biotechnology	568,852	2.9
Medical Equipment	559,512	2.8
Financial Data & Systems	526,623	2.7
Restaurants	515,020	2.6
Investment Company	483,205	2.4
Beverage: Brewers & Distillers	462,141	2.3
Alternative Energy	449,543	2.3
Insurance: Property-Casualty	404,403	2.0
Asset Management & Custodian	329,702	1.7
Commercial Services	318,642	1.6
Foods	302,519	1.5
Textiles Apparel & Shoes	293,426	1.5
Electronic Components	287,188	1.4
Semiconductors & Components	252,753	1.3
	$19,841,425	100.0%

See Notes to Financial Statements

Focus Growth

Portfolio of Investments ■ December 31, 2012

NUMBER OF SHARES		VALUE
	Common Stocks (99.1%)
	Alternative Energy (1.4%)
15,346	Range Resources Corp.	$964,189
	Asset Management & Custodian (1.8%)
5,995	BlackRock, Inc.	1,239,226
	Beverage: Brewers & Distillers (2.8%)
163,650	DE Master Blenders 1753 N.V. (Netherlands) (a)	1,903,582
	Biotechnology (3.5%)
42,798	Illumina, Inc. (a)	2,379,141
	Chemicals: Diversified (3.9%)
28,100	Monsanto Co.	2,659,665
	Commercial Services (1.9%)
25,584	Intertek Group PLC (United Kingdom)	1,291,121
	Communications Technology (4.6%)
56,588	Motorola Solutions, Inc.	3,150,820
	Computer Services, Software & Systems (23.7%)
21,503	Baidu, Inc. ADR (China) (a)	2,156,536
175,317	Facebook, Inc., Class A (a)	4,668,692
7,674	Google, Inc., Class A (a)	5,443,705
11,429	LinkedIn Corp., Class A (a)	1,312,278
12,727	Salesforce.com, Inc. (a)	2,139,408
8,218	Workday, Inc. (a)	447,881
		16,168,500
	Computer Technology (10.3%)
11,533	Apple, Inc.	6,147,435
40,288	Yandex N.V., Class A (Russia) (a)	869,012
		7,016,447
	Consumer Lending (8.0%)
5,398	Mastercard, Inc., Class A	2,651,930
18,366	Visa, Inc., Class A	2,783,918
		5,435,848
NUMBER OF SHARES		VALUE
	Diversified Media (2.0%)
20,926	Naspers Ltd., Class N (South Africa)	$1,344,555
	Diversified Retail (15.4%)
27,464	Amazon.com, Inc. (a)	6,897,309
186,851	Groupon, Inc. (a)	911,833
4,279	Priceline.com, Inc. (a)	2,658,115
		10,467,257
	Financial Data & Systems (1.3%)
29,021	MSCI, Inc. (a)	899,361
	Insurance: Property-Casualty (2.8%)
89,091	Progressive Corp. (The)	1,879,820
	Medical Equipment (3.2%)
4,404	Intuitive Surgical, Inc. (a)	2,159,590
	Real Estate Investment Trusts (REIT) (4.1%)
75,616	Brookfield Asset Management, Inc., Class A (Canada)	2,771,326
	Recreational Vehicles & Boats (4.0%)
88,573	Edenred (France)	2,754,366
	Restaurants (2.9%)
37,520	Starbucks Corp.	2,011,822
	Semiconductors & Components (1.5%)
32,642	First Solar, Inc. (a)	1,007,985
	Total Common Stocks (Cost $47,581,118)	67,504,621
	Convertible Preferred Stock (0.1%)
	Alternative Energy
200,178	Better Place, Inc. (a)(b)(c) (acquisition cost - $500,445; acquired 01/25/10) (Cost $500,445)	60,053

See Notes to Financial Statements

Focus Growth

Portfolio of Investments ■ December 31, 2012 continued

NUMBER OF SHARES (000)		VALUE
	Short-Term Investment (1.0%)
	Investment Company
686	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $686,482)	$686,482
Total Investments (Cost $48,768,045) (d)	100.2%	68,251,156
Liabilities in Excess of Other Assets	(0.2)	(110,672)
Net Assets	100.0%	$68,140,484

ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2012 amounts to $60,053 and represents 0.1% of net assets.

  (c)  At December 31, 2012, the Portfolio held fair valued securities valued at $60,053, representing 0.1% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (d)  The fair value and percentage of net assets, $7,293,624 and 10.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note 1A within the Notes to the Financial Statements.

SUMMARY OF INVESTMENTS INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Computer Services, Software & Systems	$16,168,500	23.7%
Diversified Retail	10,467,257	15.3
Computer Technology	7,016,447	10.3
Consumer Lending	5,435,848	8.0
Communications Technology	3,150,820	4.6
Real Estate Investment Trusts (REIT)	2,771,326	4.1
Recreational Vehicles & Boats	2,754,366	4.0
Chemicals: Diversified	2,659,665	3.9
Biotechnology	2,379,141	3.5
Medical Equipment	2,159,590	3.2
Restaurants	2,011,822	2.9
Beverage: Brewers & Distillers	1,903,582	2.8
Insurance: Property-Casualty	1,879,820	2.7
Diversified Media	1,344,555	2.0
Commercial Services	1,291,121	1.9
Asset Management & Custodian	1,239,226	1.8
Alternative Energy	1,024,242	1.5
Semiconductors & Components	1,007,985	1.5
Financial Data & Systems	899,361	1.3
Investment Company	686,482	1.0
	$68,251,156	100.0%

See Notes to Financial Statements

Multi Cap Growth

Portfolio of Investments ■ December 31, 2012

NUMBER OF SHARES		VALUE
	Common Stocks (96.7%)
	Advertising Agencies (0.0%)
368	Aimia, Inc. (Canada)	$5,501
	Alternative Energy (2.2%)
5,524	Range Resources Corp.	347,073
	Beverage: Brewers & Distillers (2.2%)
30,745	DE Master Blenders 1753 N.V. (Netherlands) (a)	357,627
	Biotechnology (3.2%)
9,121	Illumina, Inc. (a)	507,036
	Chemicals: Diversified (3.1%)
5,171	Monsanto Co.	489,435
	Commercial Services (4.7%)
8,290	Intertek Group PLC (United Kingdom)	418,362
6,213	Weight Watchers International, Inc.	325,313
		743,675
	Communications Technology (3.9%)
11,137	Motorola Solutions, Inc.	620,108
	Computer Services, Software & Systems (23.8%)
4,118	Baidu, Inc. ADR (China) (a)	412,994
34,393	Facebook, Inc., Class A (a)	915,886
1,455	Google, Inc., Class A (a)	1,032,133
3,687	LinkedIn Corp., Class A (a)	423,341
2,653	Salesforce.com, Inc. (a)	445,969
8,210	Solera Holdings, Inc.	438,989
1,916	Workday, Inc. (a)	104,422
		3,773,734
	Computer Technology (9.8%)
2,308	Apple, Inc.	1,230,233
15,283	Yandex N.V., Class A (Russia) (a)	329,655
		1,559,888
NUMBER OF SHARES		VALUE
	Consumer Lending (7.4%)
1,162	Mastercard, Inc., Class A	$570,867
3,955	Visa, Inc., Class A	599,499
		1,170,366
	Diversified Retail (12.6%)
5,196	Amazon.com, Inc. (a)	1,304,923
37,523	Groupon, Inc. (a)	183,112
828	Priceline.com, Inc. (a)	514,354
		2,002,389
	Financial Data & Systems (4.9%)
11,341	MSCI, Inc. (a)	351,458
8,296	Verisk Analytics, Inc., Class A (a)	423,096
		774,554
	Health Care Services (3.8%)
8,171	athenahealth, Inc. (a)	600,160
	Insurance: Property-Casualty (0.4%)
3,442	Progressive Corp. (The)	72,626
	Medical Equipment (2.9%)
942	Intuitive Surgical, Inc. (a)	461,929
	Real Estate Investment Trusts (REIT) (3.8%)
16,283	Brookfield Asset Management, Inc., Class A (Canada)	596,772
	Recreational Vehicles & Boats (3.6%)
18,657	Edenred (France)	580,179
	Restaurants (2.6%)
7,819	Starbucks Corp.	419,255
	Semiconductors & Components (1.8%)
9,079	First Solar, Inc. (a)	280,360
	Total Common Stocks (Cost $11,007,173)	15,362,667

See Notes to Financial Statements

Multi Cap Growth

Portfolio of Investments ■ December 31, 2012 continued

NUMBER OF SHARES		VALUE
	Convertible Preferred Stocks (0.8%)
	Alternative Energy (0.1%)
48,317	Better Place, Inc. (a)(b)(c) (acquisition cost - $120,792; acquired 01/25/10)	$14,495
	Computer Services, Software & Systems (0.7%)
2,142	Workday, Inc. (a)(b)(c) (acquisition cost - $28,403; acquired 10/12/11)	108,964
	Total Convertible Preferred Stocks (Cost $149,195)	123,459
NUMBER OF SHARES (000)
	Short-Term Investment (2.9%)
	Investment Company
457	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $456,721)	456,721
Total Investments (Cost $11,613,089) (d)	100.4%	15,942,847
Liabilities in Excess of Other Assets	(0.4)	(68,111)
Net Assets	100.0%	$15,874,736

  ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2012 amounts to $123,459 and represents 0.8% of net assets.

  (c)  At December 31, 2012, the Portfolio held fair valued securities valued at $123,459, representing 0.8% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (d)  The fair value and percentage of net assets, $1,356,168 and 8.5%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note 1A within the Notes to the Financial Statements.

See Notes to Financial Statements

Multi Cap Growth

Portfolio of Investments ■ December 31, 2012 continued

Summary of Investments

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Computer Services, Software & Systems	$3,882,698	24.3%
Diversified Retail	2,002,389	12.6
Computer Technology	1,559,888	9.8
Consumer Lending	1,170,366	7.3
Financial Data & Systems	774,554	4.9
Commercial Services	743,675	4.7
Communications Technology	620,108	3.9
Health Care Services	600,160	3.8
Real Estate Investment Trusts (REIT)	596,772	3.7
Recreational Vehicles & Boats	580,179	3.6
Biotechnology	507,036	3.2
Chemicals: Diversified	489,435	3.1
Medical Equipment	461,929	2.9
Investment Company	456,721	2.9
Restaurants	419,255	2.6
Alternative Energy	361,568	2.3
Beverage: Brewers & Distillers	357,627	2.2
Semiconductors & Components	280,360	1.8
Insurance: Property-Casualty	72,626	0.4
Advertising Agencies	5,501	0.0
	$15,942,847	100.0%

See Notes to Financial Statements

Mid Cap Growth

Portfolio of Investments ■ December 31, 2012

NUMBER OF SHARES		VALUE
	Common Stocks (94.4%)
	Advertising Agencies (0.0%)
546	Aimia, Inc. (Canada)	$8,162
	Alternative Energy (2.9%)
7,634	Range Resources Corp.	479,644
10,731	Ultra Petroleum Corp. (a)	194,553
		674,197
	Asset Management & Custodian (0.9%)
3,867	Greenhill & Co., Inc.	201,045
	Automobiles (0.5%)
3,807	Tesla Motors, Inc. (a)	128,943
	Beverage: Brewers & Distillers (2.2%)
44,803	DE Master Blenders 1753 N.V. (Netherlands) (a)	521,150
	Beverage: Soft Drinks (1.6%)
7,204	Monster Beverage Corp. (a)	380,948
	Biotechnology (4.7%)
3,396	IDEXX Laboratories, Inc. (a)	315,149
13,948	Illumina, Inc. (a)	775,369
		1,090,518
	Cement (2.1%)
5,220	Martin Marietta Materials, Inc.	492,142
	Chemicals: Diversified (2.6%)
11,232	Intrepid Potash, Inc.	239,129
7,410	Rockwood Holdings, Inc.	366,499
		605,628
	Commercial Services (7.9%)
11,344	Gartner, Inc. (a)	522,051
11,755	Intertek Group PLC (United Kingdom)	593,227
3,087	MercadoLibre, Inc. (Brazil)	242,546
9,500	Weight Watchers International, Inc.	497,420
		1,855,244
	Communications Technology (3.5%)
14,872	Motorola Solutions, Inc.	828,073
NUMBER OF SHARES		VALUE
	Computer Services, Software & Systems (17.0%)
8,703	Akamai Technologies, Inc. (a)	$356,040
4,354	Citrix Systems, Inc. (a)	286,275
5,089	IHS, Inc., Class A (a)	488,544
5,241	LinkedIn Corp., Class A (a)	601,772
4,651	Qihoo 360 Technology Co., Ltd. ADR (China) (a)	138,088
5,731	Red Hat, Inc. (a)	303,514
3,767	Salesforce.com, Inc. (a)	633,233
2,148	SINA Corp. (China) (a)	107,873
14,641	Solera Holdings, Inc.	782,854
2,891	Workday, Inc. (a)	157,559
50,569	Zynga, Inc., Class A (a)	119,848
		3,975,600
	Computer Technology (3.8%)
15,229	Dropbox, Inc. (a)(b)(c) (acquisition cost - $137,809; acquired 05/01/12)	137,809
21,827	Yandex N.V., Class A (Russia) (a)	470,808
14,940	Youku Tudou, Inc. ADR (China) (a)	272,506
		881,123
	Consumer Lending (1.3%)
2,448	Intercontinental Exchange, Inc. (a)	303,087
	Consumer Services: Miscellaneous (1.7%)
38,950	Qualicorp SA (Brazil) (a)	405,378
	Diversified Media (2.5%)
1,453	Factset Research Systems, Inc.	127,951
8,329	McGraw-Hill Cos., Inc. (The)	455,347
		583,298
	Diversified Retail (2.7%)
9,040	Dollar Tree, Inc. (a)	366,663
54,130	Groupon, Inc. (a)	264,154
		630,817

See Notes to Financial Statements

Mid Cap Growth

Portfolio of Investments ■ December 31, 2012 continued

NUMBER OF SHARES		VALUE
	Education Services (1.5%)
18,515	New Oriental Education & Technology Group ADR (China)	$359,746
	Electronic Components (2.7%)
11,579	Sensata Technologies Holding N.V. (a)	376,086
4,484	Trimble Navigation Ltd. (a)	268,053
		644,139
	Entertainment (1.2%)
153	Legend Pictures LLC Ltd. (a)(b)(c) (acquisition cost - $163,577; acquired 03/08/12)	283,537
	Financial Data & Systems (5.0%)
18,261	MSCI, Inc. (a)	565,908
11,834	Verisk Analytics, Inc., Class A (a)	603,534
		1,169,442
	Health Care Services (3.2%)
5,458	athenahealth, Inc. (a)	400,890
3,722	Stericycle, Inc. (a)	347,151
		748,041
	Insurance: Property-Casualty (3.5%)
7,863	Arch Capital Group Ltd. (a)	346,129
22,362	Progressive Corp. (The)	471,838
		817,967
	Medical & Dental Instruments & Supplies (1.2%)
4,243	Techne Corp.	289,967
	Medical Equipment (2.3%)
1,104	Intuitive Surgical, Inc. (a)	541,368
	Pharmaceuticals (2.0%)
12,333	Ironwood Pharmaceuticals, Inc. (a)	136,773
5,086	Mead Johnson Nutrition Co.	335,117
		471,890
NUMBER OF SHARES		VALUE
	Publishing (1.5%)
5,551	Morningstar, Inc.	$348,769
	Recreational Vehicles & Boats (3.7%)
27,620	Edenred (France)	858,903
	Restaurants (1.4%)
9,935	Dunkin' Brands Group, Inc.	329,643
	Scientific Instruments: Pollution Control (1.3%)
16,435	Covanta Holding Corp.	302,733
	Semiconductors & Components (1.3%)
9,564	First Solar, Inc. (a)	295,336
	Textiles Apparel & Shoes (1.4%)
5,907	Coach, Inc.	327,898
	Utilities: Electrical (3.3%)
21,794	Brookfield Infrastructure Partners LP (Canada)	768,239
	Total Common Stocks (Cost $20,119,808)	22,122,971
	Convertible Preferred Stocks (0.9%)
	Alternative Energy (0.1%)
67,268	Better Place, Inc. (a)(b)(c) (acquisition cost - $168,168; acquired 01/25/10)	20,180
	Communications Technology (0.0%)
2,438	Peixe Urbano, Inc. (Brazil) (a)(b)(c) (acquisition cost - $80,261; acquired 12/02/11)	11,605
	Computer Services, Software & Systems (0.7%)
3,419	Workday, Inc. (a)(b)(c) (acquisition cost - $45,336; acquired 10/12/11)	173,924

See Notes to Financial Statements

Mid Cap Growth

Portfolio of Investments ■ December 31, 2012 continued

NUMBER OF SHARES		VALUE
	Computer Technology (0.1%)
1,479	Dropbox, Inc., Series A (a)(b)(c) (acquisition cost - $13,384; acquired 05/25/12)	$13,384
	Total Convertible Preferred Stocks (Cost $307,149)	219,093
	Preferred Stock (0.2%)
	Computer Services, Software & Systems
14,953	Palantir Technologies, Inc., Series G (a)(b)(c) (acquisition cost - $45,756; acquired 07/19/12) (Cost $45,756)	45,756
NUMBER OF SHARES (000)
	Short-Term Investment (4.8%)
	Investment Company
1,134	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $1,133,672)	1,133,672
Total Investments (Cost $21,606,385) (d)	100.3%	23,521,492
Liabilities in Excess of Other Assets	(0.3)	(80,296)
Net Assets	100.0%	$23,441,196

  ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2012 amounts to $686,195 and represents 2.9% of net assets.

  (c)  At December 31, 2012, the Portfolio held fair valued securities valued at $686,195, representing 2.9% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (d)  The fair value and percentage of net assets, $2,378,658 and 10.1%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note 1A within the Notes to the Financial Statements.

See Notes to Financial Statements

Mid Cap Growth

Portfolio of Investments ■ December 31, 2012 continued

Summary of Investments

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Computer Services, Software & Systems	$4,195,280	17.8%
Commercial Services	1,855,244	7.9
Financial Data & Systems	1,169,442	5.0
Investment Company	1,133,672	4.8
Biotechnology	1,090,518	4.6
Computer Technology	894,507	3.8
Recreational Vehicles & Boats	858,903	3.6
Communications Technology	839,678	3.6
Insurance: Property-Casualty	817,967	3.5
Utilities: Electrical	768,239	3.3
Health Care Services	748,041	3.2
Alternative Energy	694,377	3.0
Electronic Components	644,139	2.7
Diversified Retail	630,817	2.7
Chemicals: Diversified	605,628	2.6
Diversified Media	583,298	2.5
Medical Equipment	541,368	2.3
Beverage: Brewers & Distillers	521,150	2.2
INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Cement	$492,142	2.1%
Pharmaceuticals	471,890	2.0
Consumer Services: Miscellaneous	405,378	1.7
Beverage: Soft Drinks	380,948	1.6
Education Services	359,746	1.5
Publishing	348,769	1.5
Restaurants	329,643	1.4
Textiles Apparel & Shoes	327,898	1.4
Consumer Lending	303,087	1.3
Scientific Instruments: Pollution Control	302,733	1.3
Semiconductors & Components	295,336	1.3
Medical & Dental Instruments & Supplies	289,967	1.2
Entertainment	283,537	1.2
Asset Management & Custodian	201,045	0.9
Automobiles	128,943	0.5
Advertising Agencies	8,162	0.0
	$23,521,492	100.0%

See Notes to Financial Statements

Morgan Stanley Select Dimensions Investment Series

Financial Statements

Statements of Assets and Liabilities
December 31, 2012

	Money Market		Flexible Income		Global Infrastructure		Growth
Assets:
Investments in securities, at value*	$70,866,834	(1)	$21,550,733		$26,499,288		$19,358,220
Investment in affiliates, at value**	—		512,291		214,894		483,205
Total investments in securities, at value	70,866,834		22,063,024		26,714,182		19,841,425
Unrealized appreciation on open swap agreements	—		6,289		—		—
Unrealized appreciation on open foreign currency exchange contracts	—		2,316		—		—
Cash	9,595		2,535	(2)	14,206	(2)	—
Receivable for:
Interest and paydown	16,723		271,535		—		—
Dividends	—		—		102,432		4,946
Investments sold	—		—		—		8,103
Shares of beneficial interest sold	53,562		—		—		2,308
Variation margin	—		32,491		—		—
Foreign withholding taxes reclaimed	—		317		14,575		889
Premium paid on open swap agreements	—		5,316		—		—
Interest and dividends from affiliates	—		2,338		11		61
Prepaid expenses and other assets	2,360		800		562		509
Total Assets	70,949,074		22,386,961		26,845,968		19,858,241
Liabilities:
Unrealized depreciation on open swap agreements	—		14,921		—		—
Unrealized depreciation on open foreign currency exchange contracts	—		2,862		—		—
Payable for:
Shares of beneficial interest redeemed	64,204		31,384		8,860		11,357
Investments purchased	—		—		32,114		—
Advisory fee	—		6,103		12,821		8,368
Administration fee	2,103		1,536		1,806		1,347
Distribution fee (Class Y)	—		2,604		1,605		2,338
Transfer agent fee	325		333		333		333
Accrued expenses and other payables	20,132		44,137		32,621		25,071
Total Liabilities	86,764		103,880		90,160		48,814
Net Assets	$70,862,310		$22,283,081		$26,755,808		$19,809,427
Composition of Net Assets:
Paid-in-capital	$70,861,676		$35,032,514		$17,799,770		$13,389,510
Net unrealized appreciation (depreciation)	—		1,439,525		6,178,000		5,006,005
Accumulated undistributed net investment income (net investment loss)	2,100		1,139,493		608,833		(990)
Accumulated net realized gain (loss)	(1,466)		(15,328,451)		2,169,205		1,414,902
Net Assets	$70,862,310		$22,283,081		$26,755,808		$19,809,427
* Cost	$70,866,834		$20,137,037		$20,322,075		$14,352,215
** Affiliated Cost	$—		$483,288		$214,894		$483,205
Class X Shares:
Net Assets	$23,244,691		$10,316,542		$19,120,703		$8,794,346
Shares Outstanding (unlimited shares authorized, $0.01 par value)	23,244,826		1,609,773		771,679		356,936
Net Asset Value Per Share	$1.00		$6.41		$24.78		$24.64
Class Y Shares:
Net Assets	$47,617,619		$11,966,539		$7,635,105		$11,015,081
Shares Outstanding (unlimited shares authorized, $0.01 par value)	47,616,850		1,879,012		308,680		458,689
Net Asset Value Per Share	$1.00		$6.37		$24.73		$24.01

(1)  Including repurchase agreements of $35,620,000.

(2)  Including foreign currency valued at $2,535 and $14,206, respectively with a cost of $2,568 and $14,249, respectively.

See Notes to Financial Statements

	Focus Growth	Multi Cap Growth	Mid Cap Growth
Assets:
Investments in securities, at value*	$67,564,674	$15,486,126	$22,387,820
Investment in affiliates, at value**	686,482	456,721	1,133,672
Total investments in securities, at value	68,251,156	15,942,847	23,521,492
Unrealized appreciation on open swap agreements	—	—	—
Unrealized appreciation on open foreign currency exchange contracts	—	—	—
Cash	—	—	—
Receivable for:
Interest and paydown	—	—	—
Dividends	14,713	2,896	5,729
Investments sold	—	28,712	39,879
Shares of beneficial interest sold	—	—	—
Variation margin	—	—	—
Foreign withholding taxes reclaimed	3,573	—	1,565
Premium paid on open swap agreements	—	—	—
Interest and dividends from affiliates	177	72	234
Prepaid expenses and other assets	1,610	377	809
Total Assets	68,271,229	15,974,904	23,569,708
Liabilities:
Unrealized depreciation on open swap agreements	—	—	—
Unrealized depreciation on open foreign currency exchange contracts	—	—	—
Payable for:
Shares of beneficial interest redeemed	54,400	13,260	28,880
Investments purchased	—	48,011	62,483
Advisory fee	31,356	8,952	8,143
Administration fee	4,622	1,076	1,585
Distribution fee (Class Y)	3,176	1,795	1,373
Transfer agent fee	417	333	332
Accrued expenses and other payables	36,774	26,741	25,716
Total Liabilities	130,745	100,168	128,512
Net Assets	$68,140,484	$15,874,736	$23,441,196
Composition of Net Assets:
Paid-in-capital	$49,499,046	$11,217,095	$21,441,011
Net unrealized appreciation (depreciation)	19,483,111	4,329,754	1,915,098
Accumulated undistributed net investment income (net investment loss)	188,525	(679)	72,136
Accumulated net realized gain (loss)	(1,030,198)	328,566	12,951
Net Assets	$68,140,484	$15,874,736	$23,441,196
* Cost	$48,081,563	$11,156,368	$20,472,713
** Affiliated Cost	$686,482	$456,721	$1,133,672
Class X Shares:
Net Assets	$53,180,631	$7,389,151	$17,015,912
Shares Outstanding (unlimited shares authorized, $0.01 par value)	2,283,026	465,293	517,152
Net Asset Value Per Share	$23.29	$15.88	$32.90
Class Y Shares:
Net Assets	$14,959,853	$8,485,585	$6,425,284
Shares Outstanding (unlimited shares authorized, $0.01 par value)	654,076	552,614	200,138
Net Asset Value Per Share	$22.87	$15.36	$32.10

Morgan Stanley Select Dimensions Investment Series

Financial Statements continued

Statements of Operations
For the year ended December 31, 2012

	Money Market	Flexible Income	Global Infrastructure	Growth
Net Investment Income:
Income
Dividends†	$—	$2,914	$924,120	$279,195
Interest†	213,152	1,387,035	—	—
Interest and dividends from affiliates (Note 6)	—	13,977	249	1,072
Total Income	213,152	1,403,926	924,369	280,267
†Net of foreign withholding taxes	—	643	62,042	5,852
Expenses
Advisory fee (Note 4)	336,295	74,831	155,667	110,328
Distribution fee (Class Y shares) (Note 5)	123,507	31,076	19,181	30,842
Professional fees	57,833	70,404	66,351	62,314
Administration fee (Note 4)	37,366	18,708	21,848	17,652
Shareholder reports and notices	21,990	13,488	8,635	12,265
Custodian fees	14,935	31,017	31,795	17,814
Trustees' fees and expenses	3,228	1,475	1,981	1,852
Transfer agent fees and expenses	1,997	2,000	2,000	2,000
Other	8,608	43,118	13,938	13,783
Total Expenses	605,759	286,117	321,396	268,850
Less: amounts waived (Note 5)	(398,637)	—	—	—
Less: expense offset (Note 9)	—	(3)	—	—
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	—	(883)	(402)	(801)
Net Expenses	207,122	285,231	320,994	268,049
Net Investment Income (Loss)	6,030	1,118,695	603,375	12,218
Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	13	963,642	2,324,133	1,564,046
Investments in affiliates (Note 6)	—	2,302	—	18,171
Futures contracts	—	(135,447)	—	—
Swap agreements	—	(67,574)	—	—
Foreign currency exchange contracts	—	214	—	—
Foreign currency translation	—	(265)	5,367	(1,004)
Net Realized Gain (Loss)	13	762,872	2,329,500	1,581,213
Change in Unrealized Appreciation (Depreciation) on:
Investments	—	848,246	1,580,888	1,502,498
Investments in affiliates (Note 6)	—	18,224	—	(988)
Futures contracts	—	32,732	—	—
Swap agreements	—	40,482	—	—
Foreign currency exchange contracts	—	2,576	—	—
Foreign currency translation	—	2,351	1,332	317
Net Change in Unrealized Appreciation (Depreciation)	—	944,611	1,582,220	1,501,827
Net Gain	13	1,707,483	3,911,720	3,083,040
Net Increase	$6,043	$2,826,178	$4,515,095	$3,095,258

See Notes to Financial Statements

	Focus Growth	Multi Cap Growth	Mid Cap Growth
Net Investment Income:
Income
Dividends†	$861,652	$178,948	$357,910
Interest†	—	—	—
Interest and dividends from affiliates (Note 6)	3,519	907	1,544
Total Income	865,171	179,855	359,454
†Net of foreign withholding taxes	21,589	4,163	5,581
Expenses
Advisory fee (Note 4)	397,608	113,505	110,175
Distribution fee (Class Y shares) (Note 5)	41,050	22,415	18,571
Professional fees	69,273	63,920	62,838
Administration fee (Note 4)	58,364	13,553	20,986
Shareholder reports and notices	16,612	8,824	20,356
Custodian fees	19,805	16,012	32,678
Trustees' fees and expenses	3,176	1,793	1,715
Transfer agent fees and expenses	2,500	2,000	1,997
Other	16,467	14,755	16,916
Total Expenses	624,855	256,777	286,232
Less: amounts waived (Note 5)	—	—	—
Less: expense offset (Note 9)	—	—	—
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(2,572)	(778)	(1,285)
Net Expenses	622,283	255,999	284,947
Net Investment Income (Loss)	242,888	(76,144)	74,507
Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	(1,010,620)	344,438	54,243
Investments in affiliates (Note 6)	13,282	—	—
Futures contracts	—	—	—
Swap agreements	—	—	—
Foreign currency exchange contracts	—	—	—
Foreign currency translation	(1,137)	(3,223)	(1,851)
Net Realized Gain (Loss)	(998,475)	341,215	52,392
Change in Unrealized Appreciation (Depreciation) on:
Investments	10,574,254	1,558,170	2,057,905
Investments in affiliates (Note 6)	—	—	—
Futures contracts	—	—	—
Swap agreements	—	—	—
Foreign currency exchange contracts	—	—	—
Foreign currency translation	886	176	92
Net Change in Unrealized Appreciation (Depreciation)	10,575,140	1,558,346	2,057,997
Net Gain	9,576,665	1,899,561	2,110,389
Net Increase	$9,819,553	$1,823,417	$2,184,896

Morgan Stanley Select Dimensions Investment Series

Financial Statements continued

Statements of Changes in Net Assets

	Money Market		Flexible Income		Global Infrastructure
	For The Year Ended December 31, 2012	For The Year Ended December 31, 2011	For The Year Ended December 31, 2012	For The Year Ended December 31, 2011	For The Year Ended December 31, 2012	For The Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$6,030	$9,366	$1,118,695	$1,428,092	$603,375	$631,992
Net realized gain (loss)	13	(1,549)	762,872	195,884	2,329,500	2,497,127
Net change in unrealized appreciation (depreciation)	—	—	944,611	(505,679)	1,582,220	1,142,913
Net Increase (Decrease)	6,043	7,817	2,826,178	1,118,297	4,515,095	4,272,032
Dividends and Distributions to Shareholders from:
Net investment income
Class X shares	(3,087)	(2,982)	(689,754)	(790,731)	(438,478)	(586,125)
Class Y shares	(5,999)	(6,385)	(775,294)	(838,939)	(151,957)	(208,666)
Net realized gain
Class X shares	—	—	—	—	(1,819,783)	(1,282,100)
Class Y shares	—	—	—	—	(715,240)	(506,405)
Total Dividends and Distributions	(9,086)	(9,367)	(1,465,048)	(1,629,670)	(3,125,458)	(2,583,296)
Net decrease from transactions in shares of beneficial interest	(12,770,135)	(16,648,095)	(3,011,347)	(3,014,435)	(2,779,186)	(4,268,842)
Net Decrease	(12,773,178)	(16,649,645)	(1,650,217)	(3,525,808)	(1,389,549)	(2,580,106)
Net Assets:
Beginning of period	83,635,488	100,285,133	23,933,298	27,459,106	28,145,357	30,725,463
End of Period	$70,862,310	$83,635,488	$22,283,081	$23,933,298	$26,755,808	$28,145,357
Accumulated Undistributed Net Investment Income (Loss)	$2,100	$5,207	$1,139,493	$1,420,445	$608,833	$569,018
See Notes to Financial Statements

	Growth		Focus Growth
	For The Year Ended December 31, 2012	For The Year Ended December 31, 2011	For The Year Ended December 31, 2012	For The Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$12,218	$(87,190)	$242,888	$(105,629)
Net realized gain (loss)	1,581,213	4,219,867	(998,475)	10,903,216
Net change in unrealized appreciation (depreciation)	1,501,827	(4,659,700)	10,575,140	(14,661,098)
Net Increase (Decrease)	3,095,258	(527,023)	9,819,553	(3,863,511)
Dividends and Distributions to Shareholders from:
Net investment income
Class X shares	—	—	—	—
Class Y shares	—	—	—	—
Net realized gain
Class X shares	(443,966)	—	(1,852,844)	—
Class Y shares	(552,326)	—	(553,913)	—
Total Dividends and Distributions	(996,292)	—	(2,406,757)	—
Net decrease from transactions in shares of beneficial interest	(4,443,469)	(6,566,694)	(11,281,645)	(18,076,585)
Net Decrease	(2,344,503)	(7,093,717)	(3,868,849)	(21,940,096)
Net Assets:
Beginning of period	22,153,930	29,247,647	72,009,333	93,949,429
End of Period	$19,809,427	$22,153,930	$68,140,484	$72,009,333
Accumulated Undistributed Net Investment Income (Loss)	$(990)	$(14,608)	$188,525	$(76,700)

Morgan Stanley Select Dimensions Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued

	Multi Cap Growth		Mid Cap Growth
	For The Year Ended December 31, 2012	For The Year Ended December 31, 2011	For The Year Ended December 31, 2012	For The Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(76,144)	$(144,516)	$74,507	$(89,696)
Net realized gain	341,215	3,438,750	52,392	4,377,600
Net change in unrealized appreciation (depreciation)	1,558,346	(4,645,205)	2,057,997	(6,164,401)
Net Increase (Decrease)	1,823,417	(1,350,971)	2,184,896	(1,876,497)
Dividends and Distributions to Shareholders from:
Net investment income
Class X shares	—	—	—	(80,806)
Class Y shares	—	—	—	(15,788)
Net realized gain
Class X shares	(537,907)	—	(1,395,029)	—
Class Y shares	(609,634)	—	(581,952)	—
Total Dividends and Distributions	(1,147,541)	—	(1,976,981)	(96,594)
Net decrease from transactions in shares of beneficial interest	(1,593,485)	(5,144,842)	(3,764,962)	(6,175,477)
Net Decrease	(917,609)	(6,495,813)	(3,557,047)	(8,148,568)
Net Assets:
Beginning of period	16,792,345	23,288,158	26,998,243	35,146,811
End of Period	$15,874,736	$16,792,345	$23,441,196	$26,998,243
Accumulated Undistributed Net Investment Income (Loss)	$(679)	$(16,009)	$72,136	$(1,052)

See Notes to Financial Statements

Morgan Stanley Select Dimensions Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	Money Market		Flexible Income
	For The Year Ended December 31, 2012	For The Year Ended December 31, 2011	For The Year Ended December 31, 2012	For The Year Ended December 31, 2011
Class X Shares
Shares
Sold	4,239,694	4,856,704	38,236	110,334
Reinvestment of dividends and distributions	3,087	2,982	114,959	131,570
Redeemed	(8,551,676)	(9,733,428)	(422,458)	(411,857)
Net Decrease - Class X	(4,308,895)	(4,873,742)	(269,263)	(169,953)
Amount
Sold	$4,239,694	$4,856,704	$237,182	$684,830
Reinvestment of dividends and distributions	3,087	2,982	689,754	790,731
Redeemed	(8,551,676)	(9,733,428)	(2,660,585)	(2,540,228)
Net Decrease - Class X	$(4,308,895)	$(4,873,742)	$(1,733,649)	$(1,064,667)
Class Y Shares
Shares
Sold	20,134,683	39,958,406	207,902	163,930
Reinvestment of dividends and distributions	5,999	6,385	129,865	140,291
Redeemed	(28,601,922)	(51,739,144)	(535,874)	(616,688)
Net Decrease - Class Y	(8,461,240)	(11,774,353)	(198,107)	(312,467)
Amount
Sold	$20,134,683	$39,958,406	$1,297,408	$999,654
Reinvestment of dividends and distributions	5,999	6,385	775,294	838,939
Redeemed	(28,601,922)	(51,739,144)	(3,350,400)	(3,788,361)
Net Decrease - Class Y	$(8,461,240)	$(11,774,353)	$(1,277,698)	$(1,949,768)

See Notes to Financial Statements

Morgan Stanley Select Dimensions Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest continued

	Global Infrastructure		Growth		Focus Growth
	For The Year Ended December 31, 2012	For The Year Ended December 31, 2011	For The Year Ended December 31, 2012	For The Year Ended December 31, 2011	For The Year Ended December 31, 2012	For The Year Ended December 31, 2011
Class X Shares
Shares
Sold	6,829	15,921	14,027	11,561	17,711	17,128
Reinvestment of dividends and distributions	100,770	81,298	18,662	—	81,948	—
Redeemed	(190,854)	(215,273)	(94,504)	(94,806)	(460,502)	(594,979)
Net Decrease - Class X	(83,255)	(118,054)	(61,815)	(83,245)	(360,843)	(577,851)
Amount
Sold	$159,855	$373,423	$344,756	$282,367	$393,653	$398,715
Reinvestment of dividends and distributions	2,258,261	1,868,225	443,966	—	1,852,844	—
Redeemed	(4,576,331)	(5,010,940)	(2,290,070)	(2,307,685)	(10,672,499)	(13,778,514)
Net Decrease - Class X	$(2,158,215)	$(2,769,292)	$(1,501,348)	$(2,025,318)	$(8,426,002)	$(13,379,799)
Class Y Shares
Shares
Sold	14,958	24,755	43,858	38,570	38,350	86,759
Reinvestment of dividends and distributions	38,714	31,131	23,787	—	24,917	—
Redeemed	(77,056)	(120,310)	(185,558)	(228,632)	(187,842)	(293,107)
Net Decrease - Class Y	(23,384)	(64,424)	(117,913)	(190,062)	(124,575)	(206,348)
Amount
Sold	$357,081	$573,294	$1,035,904	$898,899	$888,137	$1,966,965
Reinvestment of dividends and distributions	867,197	715,071	552,326	—	553,913	—
Redeemed	(1,845,249)	(2,787,915)	(4,530,351)	(5,440,275)	(4,297,693)	(6,663,751)
Net Decrease - Class Y	$(620,971)	$(1,499,550)	$(2,942,121)	$(4,541,376)	$(2,855,643)	$(4,696,786)

See Notes to Financial Statements

	Multi Cap Growth		Mid Cap Growth
	For The Year Ended December 31, 2012	For The Year Ended December 31, 2011	For The Year Ended December 31, 2012	For The Year Ended December 31, 2011
Class X Shares
Shares
Sold	5,162	5,172	4,669	6,721
Reinvestment of dividends and distributions	34,525	—	43,257	2,058
Redeemed	(97,286)	(100,005)	(116,274)	(111,467)
Net Decrease - Class X	(57,599)	(94,833)	(68,348)	(102,688)
Amount
Sold	$84,088	$85,322	$153,516	$251,586
Reinvestment of dividends and distributions	537,907	—	1,395,029	80,806
Redeemed	(1,554,688)	(1,677,230)	(3,925,346)	(4,082,760)
Net Decrease - Class X	$(932,693)	$(1,591,908)	$(2,376,801)	$(3,750,368)
Class Y Shares
Shares
Sold	49,991	39,117	25,988	93,013
Reinvestment of dividends and distributions	40,427	—	18,469	410
Redeemed	(130,015)	(256,631)	(87,618)	(162,679)
Net Decrease - Class Y	(39,597)	(217,514)	(43,161)	(69,256)
Amount
Sold	$792,606	$636,747	$902,541	$3,378,268
Reinvestment of dividends and distributions	609,634	—	581,952	15,788
Redeemed	(2,063,032)	(4,189,681)	(2,872,654)	(5,819,165)
Net Decrease - Class Y	$(660,792)	$(3,552,934)	$(1,388,161)	$(2,425,109)

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ December 31, 2012

1. Organization and Accounting Policies

Morgan Stanley Select Dimensions Investment Series (the "Fund") is registered under the Investment Company Act of 1940 as amended (the "Act"), as a diversified (except Focus Growth is non-diversified, effective August 8, 2007), open-end management investment company. The Fund is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer.

The Fund, which consists of seven separate portfolios ("Portfolios"), was organized on June 2, 1994, as a Massachusetts business trust and commenced operations on November 9, 1994, with the exception of Multi Cap Growth which commenced operations on January 21, 1997.

On July 24, 2000, the Fund commenced offering one additional class of shares (Class Y shares). The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after July 24, 2000.

The investment objectives of each Portfolio are as follows:

PORTFOLIO	INVESTMENT OBJECTIVE
Money Market	Seeks high current income, preservation of capital and liquidity.
Flexible Income	Seeks, as a primary objective, to provide a high level of current income and, as a secondary objective, to maximize total return, but only to the extent consistent with its primary objective.
Global Infrastructure	Seeks both capital appreciation and current income.
Growth	Seeks long-term capital growth.
Focus Growth	Seeks long-term capital growth.
Multi Cap Growth	Seeks long-term capital growth.
Mid Cap Growth	Seeks long-term capital growth.

The following is a summary of significant accounting policies:

A. Valuation of Investments — Money Market: Portfolio securities are valued at amortized cost, which approximates fair value, in accordance with Rule 2a-7 under the Act. All remaining Portfolios: (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other domestic exchange is valued at its latest sales price (or the exchange official closing price if such exchange reports an official closing price) prior to the time when assets are valued; if there were no sales that

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ December 31, 2012 continued

day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other domestic securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked prices. In cases where a security is traded on more than one domestic exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the latest reported sales price (or the exchange official closing price if such exchange reports an official closing price) or the mean between the last reported bid and asked prices may be used if there were no sales on a particular day or the latest bid price may be used if only bid prices are available; (5) futures are valued at the latest price published by the commodities exchange on which they trade; (6) swaps are marked-to-market daily based upon quotations from market makers; (7) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited or Morgan Stanley Investment Management Company (each, a "Sub-Adviser"), each a wholly owned subsidiary of Morgan Stanley, determines that the latest sale price, the bid price or the mean between the last reported bid and ask price do not reflect a security's fair value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Trustees (the "Trustees"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (8) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The prices provided by a pricing service take into account broker-dealer market price quotations for trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities; (9) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (10) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ December 31, 2012 continued

Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily as earned except where collection is not expected. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income.

C. Repurchase Agreements — The Fund invests directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization.

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ December 31, 2012 continued

D. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency exchange contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gains/losses on foreign currency exchange contracts and foreign currency translations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities held.

F. Restricted Securities — Certain Portfolios invested in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted Securities are identified in the Portfolio of Investments.

G. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

H. Expenses — Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

I. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ December 31, 2012 continued

J. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ December 31, 2012 continued

The following is a summary of the inputs used to value each Portfolio's investments as of December 31, 2012.

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Money Market
Assets:
Repurchase Agreements	$—	$35,620,000	$—		$35,620,000
Commercial Paper	—	17,677,313	—		17,677,313
Floating Rate Notes	—	10,809,913	—		10,809,913
Certificates of Deposit	—	3,750,001	—		3,750,001
Tax-Exempt Instruments
Municipal Bond	—	1,009,607	—		1,009,607
Weekly Variable Rate Bond	—	2,000,000	—		2,000,000
Total Tax-Exempt Instruments	—	3,009,607	—		3,009,607
Total Assets	$—	$70,866,834	$—		$70,866,834
Flexible Income
Assets:
Fixed Income Securities
Corporate Bonds	$—	$13,328,499	$—	†	$13,328,499
Sovereign	—	2,623,202	—		2,623,202
Municipal Bonds	—	306,118	—		306,118
Agency Fixed Rate Mortgages	—	152,503	—		152,503
Asset-Backed Securities	—	669,484	—		669,484
U.S. Treasury Securities	—	2,917,562	—		2,917,562
Mortgages — Other	—	1,879,926	—		1,879,926
Total Fixed Income Securities	—	21,877,294	—	†	21,877,294
Common Stocks
Diversified Telecommunication Services	2,207	—	—		2,207
Electric Utilities	267	—	—		267
Wireless Telecommunication Services	572	—	—		572
Total Common Stocks	3,046	—	—		3,046
Short-Term Investment — Investment Company	182,684	—	—		182,684
Credit Default Swap Agreements	—	5,039	—		5,039
Foreign Currency Exchange Contracts	—	2,316	—		2,316
Futures Contracts	13,722	—	—		13,722
Interest Rate Swap Agreements	—	1,250	—		1,250
Total Assets	199,452	21,885,899	—	†	22,085,351

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ December 31, 2012 continued

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Liabilities:
Foreign Currency Exchange Contracts	$—	$(2,862)	$—		$(2,862)
Futures Contracts	(7,686)	—	—		(7,686)
Interest Rate Swap Agreements	—	(14,921)	—		(14,921)
Total Liabilities	(7,686)	(17,783)	—		(25,469)
Total	$191,766	$21,868,116	$—	†	$22,059,882

†  Includes one security which is valued at zero.

Global Infrastructure
Assets:
Common Stocks
Airports	$—	$1,050,107	$—	$1,050,107
Communications	2,677,099	737,680	—	3,414,779
Diversified	458,535	401,462	—	859,997
Oil & Gas Storage & Transportation	9,799,299	4,145,184	—	13,944,483
Ports	—	276,077	—	276,077
Toll Roads	—	1,996,678	—	1,996,678
Transmission & Distribution	1,770,942	2,056,141	—	3,827,083
Water	518,662	611,422	—	1,130,084
Total Common Stocks	15,224,537	11,274,751	—	26,499,288
Short-Term Investment — Investment Company	214,894	—	—	214,894
Total Assets	$15,439,431	$11,274,751	$—	$26,714,182
Growth
Assets:
Common Stocks
Alternative Energy	$429,952	$—	$—	$429,952
Asset Management & Custodian	329,702	—	—	329,702
Beverage: Brewers & Distillers	—	462,141	—	462,141
Biotechnology	568,852	—	—	568,852
Chemicals: Diversified	608,221	—	—	608,221
Commercial Services	—	318,642	—	318,642
Communications Technology	767,270	—	—	767,270
Computer Services, Software & Systems	4,117,175	—	—	4,117,175
Computer Technology	1,725,402	—	—	1,725,402
Consumer Lending	1,698,676	—	—	1,698,676
Diversified Media	312,220	293,764	—	605,984
Diversified Retail	2,506,790	—	—	2,506,790
Electronic Components	287,188	—	—	287,188

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ December 31, 2012 continued

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Financial Data & Systems	$526,623	$—	$—	$526,623
Foods	302,519	—	—	302,519
Insurance: Property-Casualty	404,403	—	—	404,403
Medical Equipment	559,512	—	—	559,512
Pharmaceuticals	593,240	—	—	593,240
Real Estate Investment Trusts (REIT)	731,681	—	—	731,681
Recreational Vehicles & Boats	—	733,457	—	733,457
Restaurants	515,020	—	—	515,020
Semiconductors & Components	252,753	—	—	252,753
Textiles Apparel & Shoes	293,426	—	—	293,426
Total Common Stocks	17,530,625	1,808,004	—	19,338,629
Convertible Preferred Stock	—	—	19,591	19,591
Short-Term Investment — Investment Company	483,205	—	—	483,205
Total Assets	$18,013,830	$1,808,004	$19,591	$19,841,425

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2012.

Growth

	Fair Value at December 31, 2012	Valuation Technique	Unobservable Input	Range		Weighted Average	Impact to Valuation from an Increase in Input
Alternative Energy
Convertible Preferred Stock	$19,591	Asset Approach Discounted cash flow	Net Tangible Assets Weighted average cost of capital	$0.25 24.7%	$0.25 26.0%	$0.25 25.0%	Increase Decrease
			Perpetual growth rate	3.5%	4.5%	4.0%	Increase
		Market Comparable Companies	Enterprise Value / Revenue	2.8x	4.6x	3.7x	Increase
			Discount for lack of marketability	15%	15%	15%	Decrease

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ December 31, 2012 continued

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Focus Growth
Assets:
Common Stocks
Alternative Energy	$964,189	$—	$—	$964,189
Asset Management & Custodian	1,239,226	—	—	1,239,226
Beverage: Brewers & Distillers	—	1,903,582	—	1,903,582
Biotechnology	2,379,141	—	—	2,379,141
Chemicals: Diversified	2,659,665	—	—	2,659,665
Commercial Services	—	1,291,121	—	1,291,121
Communications Technology	3,150,820	—	—	3,150,820
Computer Services, Software & Systems	16,168,500	—	—	16,168,500
Computer Technology	7,016,447	—	—	7,016,447
Consumer Lending	5,435,848	—	—	5,435,848
Diversified Media	—	1,344,555	—	1,344,555
Diversified Retail	10,467,257	—	—	10,467,257
Financial Data & Systems	899,361	—	—	899,361
Insurance: Property-Casualty	1,879,820	—	—	1,879,820
Medical Equipment	2,159,590	—	—	2,159,590
Real Estate Investment Trusts (REIT)	2,771,326	—	—	2,771,326
Recreational Vehicles & Boats	—	2,754,366	—	2,754,366
Restaurants	2,011,822	—	—	2,011,822
Semiconductors & Components	1,007,985	—	—	1,007,985
Total Common Stocks	60,210,997	7,293,624	—	67,504,621
Convertible Preferred Stock	—	—	60,053	60,053
Short-Term Investment — Investment Company	686,482	—	—	686,482
Total Assets	$60,897,479	$7,293,624	$60,053	$68,251,156

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ December 31, 2012 continued

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2012.

Focus Growth

	Fair Value at December 31, 2012	Valuation Technique	Unobservable Input	Range		Weighted Average	Impact to Valuation from an Increase in Input
Alternative Energy
Convertible Preferred Stock	$60,053	Asset Approach Discounted cash flow	Net Tangible Assets Weighted average cost of capital	$0.25 24.7%	$0.25 26.0%	$0.25 25.0%	Increase Decrease
			Perpetual growth rate	3.5%	4.5%	4.0%	Increase
		Market Comparable Companies	Enterprise Value / Revenue	2.8x	4.6x	3.7x	Increase
			Discount for lack of marketability	15%	15%	15%	Decrease

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Multi Cap Growth
Assets:
Common Stocks
Advertising Agencies	$5,501	$—	$—	$5,501
Alternative Energy	347,073	—	—	347,073
Beverage: Brewers & Distillers	—	357,627	—	357,627
Biotechnology	507,036	—	—	507,036
Chemicals: Diversified	489,435	—	—	489,435
Commercial Services	325,313	418,362	—	743,675
Communications Technology	620,108	—	—	620,108
Computer Services, Software & Systems	3,773,734	—	—	3,773,734
Computer Technology	1,559,888	—	—	1,559,888
Consumer Lending	1,170,366	—	—	1,170,366
Diversified Retail	2,002,389	—	—	2,002,389
Financial Data & Systems	774,554	—	—	774,554
Health Care Services	600,160	—	—	600,160

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ December 31, 2012 continued

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Insurance: Property-Casualty	$72,626	$—	$—	$72,626
Medical Equipment	461,929	—	—	461,929
Real Estate Investment Trusts (REIT)	596,772	—	—	596,772
Recreational Vehicles & Boats	—	580,179	—	580,179
Restaurants	419,255	—	—	419,255
Semiconductors & Components	280,360	—	—	280,360
Total Common Stocks	14,006,499	1,356,168	—	15,362,667
Convertible Preferred Stocks	—	—	123,459	123,459
Short-Term Investment — Investment Company	456,721	—	—	456,721
Total Assets	$14,463,220	$1,356,168	$123,459	$15,942,847

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2012.

Multi Cap Growth

	Fair Value at December 31, 2012	Valuation Technique	Unobservable Input	Range		Weighted Average	Impact to Valuation from an Increase in Input
Alternative Energy
Convertible Preferred Stock	$14,495	Asset Approach Discounted cash flow	Net Tangible Assets Weighted average cost of capital	$0.25 24.7%	$0.25 26.0%	$0.25 25.0%	Increase Decrease
			Perpetual growth rate	3.5%	4.5%	4.0%	Increase
		Market Comparable Companies	Enterprise Value / Revenue	2.8x	4.6x	3.7x	Increase
			Discount for lack of marketability	15%	15%	15%	Decrease
Computer Services, Software & Systems
Convertible Preferred Stock	$108,964	Adjusted Stock Price	Discount for Illiquidity	6.7%	6.7%	6.7%	Decrease

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Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mid Cap Growth
Assets:
Common Stocks
Advertising Agencies	$8,162	$—	$—	$8,162
Alternative Energy	674,197	—	—	674,197
Asset Management & Custodian	201,045	—	—	201,045
Automobiles	128,943	—	—	128,943
Beverage: Brewers & Distillers	—	521,150	—	521,150
Beverage: Soft Drinks	380,948	—	—	380,948
Biotechnology	1,090,518	—	—	1,090,518
Cement	492,142	—	—	492,142
Chemicals: Diversified	605,628	—	—	605,628
Commercial Services	1,262,017	593,227	—	1,855,244
Communications Technology	828,073	—	—	828,073
Computer Services, Software & Systems	3,975,600	—	—	3,975,600
Computer Technology	743,314	—	137,809	881,123
Consumer Lending	303,087	—	—	303,087
Consumer Services: Miscellaneous	—	405,378	—	405,378
Diversified Media	583,298	—	—	583,298
Diversified Retail	630,817	—	—	630,817
Education Services	359,746	—	—	359,746
Electronic Components	644,139	—	—	644,139
Entertainment	—	—	283,537	283,537
Financial Data & Systems	1,169,442	—	—	1,169,442
Health Care Services	748,041	—	—	748,041
Insurance: Property-Casualty	817,967	—	—	817,967
Medical & Dental Instruments & Supplies	289,967	—	—	289,967
Medical Equipment	541,368	—	—	541,368
Pharmaceuticals	471,890	—	—	471,890
Publishing	348,769	—	—	348,769
Recreational Vehicles & Boats	—	858,903	—	858,903
Restaurants	329,643	—	—	329,643
Scientific Instruments: Pollution Control	302,733	—	—	302,733
Semiconductors & Components	295,336	—	—	295,336

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Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Textiles Apparel & Shoes	$327,898	$—	$—	$327,898
Utilities: Electrical	768,239	—	—	768,239
Total Common Stocks	19,322,967	2,378,658	421,346	22,122,971
Convertible Preferred Stocks	—	—	219,093	219,093
Preferred Stock	—	—	45,756	45,756
Short-Term Investment — Investment Company	1,133,672	—	—	1,133,672
Total Assets	$20,456,639	$2,378,658	$686,195	$23,521,492

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2012.

Mid Cap Growth

	Fair Value at December 31, 2012	Valuation Technique	Unobservable Input	Range		Weighted Average	Impact to Valuation from an Increase in Input
Alternative Energy
Convertible Preferred Stock	$20,180	Asset Approach Discounted cash flow	Net Tangible Assets Weighted average cost of capital	$0.25 24.7%	$0.25 26.0%	$0.25 25.0%	Increase Decrease
			Perpetual growth rate	3.5%	4.5%	4.0%	Increase
		Market Comparable Companies	Enterprise Value / Revenue	2.8x	4.6x	3.7x	Increase
			Discount for lack of marketability	15%	15%	15%	Decrease

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	Fair Value at December 31, 2012	Valuation Technique	Unobservable Input	Range				Weighted Average		Impact to Valuation from an Increase in Input
Communications Technology
Convertible Preferred Stock	$11,605	Discounted cash flow	Weighted average cost of capital	27.5%		28.5%		28.0%		Decrease
			Perpetual growth rate	5.0%		6.0%		5.5%		Increase
		Market Comparable Companies	Enterprise Value / Revenue	2.4	x	3.2	x	2.8	x	Increase
			Discount for lack of marketability	10%		10%		10%		Decrease
Computer Services, Software & Systems
Convertible Preferred Stock	$173,924	Adjusted Stock Price	Discount for Illiquidity	6.7%		6.7%		6.7%		Decrease
Preferred Stock	$45,756	Discounted cash flow	Weighted average cost of capital	16.5%		17.5%		17.0%		Decrease
			Perpetual growth rate	2.0%		3.0%		2.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	7.9	x	9.5	x	8.7	x	Increase
			Discount for lack of marketability	15%		15%		15%		Decrease
Computer Technology
Common Stock Convertible Preferred Stock	$137,809 $13,384	Discounted cash flow	Weighted average cost of capital Perpetual growth rate	17.0 2.5%	%	19.0 3.5%	%	18.0 3.0%	%	Decrease Increase
		Market Comparable Companies	Enterprise Value / Revenue	7.5	x	17.9	x	15.8	x	Increase
			Discount for lack of marketability	10%		10%		10%		Decrease

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	Fair Value at December 31, 2012	Valuation Technique	Unobservable Input	Range				Weighted Average		Impact to Valuation from an Increase in Input
Entertainment
Common Stock	$283,537	Discounted cash flow	Weighted average cost of capital	14.5%		15.5%		15.0%		Decrease
			Perpetual growth rate	3.5%		4.5%		4.0%		Increase
		Market Comparable Companies	Enterprise Value / EBITDA	12.2	x	25.5	x	18.8	x	Increase
			Discount for lack of marketability	10%		10%		10%		Decrease

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2012, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification. The values of the transfers were as follows:

GLOBAL INFRASTRUCUTRE	GROWTH	FOCUS GROWTH	MULTI CAP GROWTH	MID CAP GROWTH
$11,274,751	$1,027,221	$4,098,921	$580,179	$1,857,508

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Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Flexible Income	Growth		Focus Growth		Multi Cap Growth		Mid Cap Growth
	Corporate Bonds	Common Stock	Covertible Preferred Stock	Common Stock	Covertible Preferred Stock	Common Stock	Covertible Preferred Stocks	Common Stocks	Convertible Preferred Stocks	Preferred Stocks
Beginning Balance	$14,262 †	$899,721	$296,480	$2,956,041	$908,808	$715,689	$247,762	$627,131	$430,994	$149,241
Purchases	—	—	—	—	—	—	—	301,386	13,383	45,756
Sales	(13,451)	—	—	—	—	—	—	—	—	—
Amortization of discount	—	—	—	—	—	—	—	—	—	—
Transfers in	—	—	—	—	—	—	—	—	—	—
Transfers out	—	—	—	—	—	—	—	—	—	—
Corporate action	—	(733,162)	—	(1,939,357)	—	(583,198)	—	(261,913)	—	(247,193)
Change in unrealized appreciation (depreciation)	(166)	(166,559)	(276,889)	(1,016,684)	(848,755)	(132,491)	(124,303)	(245,258)	(225,284)	97,952
Realized gains (losses)	(645)	—	—	—	—	—	—	—	—	—
Ending Balance	$— †	$—	$19,591	$—	$60,053	$—	$123,459	$421,346	$219,093	$45,756
Net change in unrealized appreciation/ depreciation from investments still held as of December 31, 2012.	$—	$—	$(276,889)	$—	$(848,755)	$—	$(124,303)	$119,960	$(225,284)	$—

†  Includes one security which is valued at zero.

3. Derivatives

Certain Portfolios may, but are not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated

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with other portfolio investments. All of a Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolios to be more volatile than if the Portfolios had not been leveraged. Although the Adviser and/or Sub-Advisers seek to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolios used during the period and their associated risks:

Foreign Currency Exchange Contracts In connection with its investments in foreign securities, certain Portfolios entered into contracts with banks, brokers or dealers to purchase or sell foreign currencies at a future date. A foreign currency exchange contract ("currency contract") is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the currency contract can be higher or lower than the spot rate between the currencies that are the subject of the currency contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. Hedging a Portfolio's currency risks involves the risk of mismatching a Portfolio's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which a Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such currency contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the term of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by a Portfolio as unrealized gain or (loss). A Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

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Futures A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed a Portfolio's initial investment in such contracts.

Swaps An over-the-counter ("OTC") swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. A small percentage of swap agreements are cleared through a central clearing house. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Portfolio's obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Most swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by a Portfolio or if the reference index, security or investments do not perform as expected.

A Portfolio enters into credit default, interest rate and other forms of swap agreements to manage exposure to credit and interest rate risk.

A Portfolio's use of swaps during the period included those based on the credit of an underlying security and commonly referred to as credit default swaps. Where a Portfolio is the buyer of a credit default swap agreement, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the agreement only in the event of a default by a third party on the debt obligation. If no default occurs, a Portfolio would have paid to the counterparty a periodic stream of payments over the term of the agreement and received no benefit from the agreement. When a Portfolio is the seller of a credit default swap agreement, it receives the stream of payments but is obligated to pay an

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amount equal to the par (or other agreed upon) value of a referenced debt obligation upon default of the referenced debt obligation. The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When a Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statements of Assets and Liabilities.

Upfront payments received or paid by a Portfolio will be reflected as an asset or liability in the Statements of Assets and Liabilities.

FASB ASC 815, Derivatives and Hedging: Overall ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why a Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on a Portfolio's financial position and results of operations.

The following table sets forth the fair value of each Portfolio's derivative contracts by primary risk exposure as of December 31, 2012.

PORTFOLIO	PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		LIABILITY DERIVATIVES STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Flexible Income	Interest Rate	Variation margin	$13,722	†	Variation margin	$(7,686)†
	Risk	Unrealized appreciation on open swap agreements	1,250		Unrealized depreciation on open swap agreements	(14,921)
	Credit Risk	Unrealized appreciation on open swap agreements	5,039		Unrealized depreciation on open swap agreements	—
	Currency Risk	Unrealized appreciation on open foreign currency exchange contracts	2,316		Unrealized depreciation on open foreign currency exchange contracts	(2,862)
			$22,327			$(25,469)

†  Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day's net variation margin is reported within the Statements of Assets and Liabilities.

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The following tables set forth by primary risk exposure of each Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2012 in accordance with ASC 815.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS

PORTFOLIO	PRIMARY RISK EXPOSURE	FUTURES	SWAPS	FOREIGN CURRENCY EXCHANGE
Flexible Income	Interest Rate Risk	$(135,447)	$(67,574)	—
	Currency Risk	—	—	$214
	Total	$(135,447)	$(67,574)	$214

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS

PORTFOLIO	PRIMARY RISK EXPOSURE	FUTURES	SWAPS	FOREIGN CURRENCY EXCHANGE
Flexible Income	Interest Rate Risk	$32,732	$35,443	—
	Credit Risk	—	5,039	—
	Currency Risk	—	—	$2,576
	Total	$32,732	$40,482	$2,576

For the year ended December 31, 2012, Flexible Income Portfolio's average monthly original value of futures contracts was $7,013,521, the average monthly notional value of swap agreements was $10,069,082 and the average monthly principal amount of foreign currency exchange contracts was $599,243.

4. Advisory/Administration and Sub-Advisory Agreements

Pursuant to an Investment Advisory Agreement with the Adviser and Sub-Advisers, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the annual rates listed below to each Portfolio's net assets determined at the close of each business day.

Money Market — 0.45% to the portion of the daily net assets not exceeding $250 million; 0.375% to the portion of the daily net assets exceeding $250 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% to the portion of the daily net assets exceeding $1.25 billion but not exceeding $1.5 billion; and 0.275% to the portion of the daily net assets in excess of $1.5 billion. For the year ended December 31, 2012, the advisory fee rate (net of waivers) was equivalent to an annual effective rate of 0.08% of the Portfolio's daily net assets.

Flexible Income — 0.32%.

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Global Infrastructure — 0.57% to the portion of the daily net assets not exceeding $500 million; 0.47% to the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.445% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.395% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $5 billion; and 0.345% to the portion of the daily net assets in excess of $5 billion. For the year ended December 31, 2012, the advisory fee rate was equivalent to an annual effective rate of 0.57% of the Portfolio's daily net assets.

Growth — 0.50% to the portion of the daily net assets not exceeding $1 billion; 0.45% to the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.40% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.35% to the portion of the daily net assets in excess of $3 billion. For the year ended December 31, 2012, the advisory fee rate was equivalent to an annual effective rate of 0.50% of the Portfolio's daily net assets.

Focus Growth — 0.545% to the portion of the daily net assets not exceeding $250 million; 0.42% to the portion of the daily net assets exceeding $250 million but not exceeding $2.5 billion; 0.395% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $4.5 billion; and 0.345% to the portion of the daily net assets in excess of $4.5 billion. For the year ended December 31, 2012, the advisory fee rate was equivalent to an annual effective rate of 0.55% of the Portfolio's daily net assets.

Multi Cap Growth — 0.67% to the portion of the daily net assets not exceeding $500 million; 0.645% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.595% to the portion of the daily net assets in excess of $3 billion. For the year ended December 31, 2012, the advisory fee rate was equivalent to an annual effective rate of 0.67% of the Portfolio's daily net assets.

Mid Cap Growth — 0.42% to the portion of the daily net assets not exceeding $500 million; and 0.395% to the portion of the daily net assets in excess of $500 million. For the year ended December 31, 2012, the advisory fee rate was equivalent to an annual effective rate of 0.42% of the Portfolio's daily net assets.

Under the Sub-Advisory Agreement between the Adviser and the Sub-Advisers, the Sub-Advisers provide Global Infrastructure Portfolio and Money Market Portfolio (effective June 25th, 2012) with advisory services, subject to the overall supervision of the Adviser and the Fund's Officers and Trustees. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from each Portfolio.

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The Board voted to terminate the Sub-Advisory Agreement on December 5, 2012 for the Money Market Portfolio.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Adviser, each Portfolio pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% (Money Market 0.05%) to each Portfolio's daily net assets.

Under a Sub-Administration agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser, Administrator and Sub-Advisers. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

The Distributor, Adviser and Administrator have agreed to waive/reimburse all or a portion of the Money Market Portfolio's distribution fee, advisory fee and administration fee, respectively, to the extent that total expenses exceed total income of the Money Market Portfolio on a daily basis. For the year ended December 31, 2012, the Distributor waived $123,507, the Adviser waived $274,295 and the Administrator waived $835. These fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Trustees acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems such action is appropriate.

6. Security Transactions and Transactions with Affiliates

For the year ended December 31, 2012, purchases and sales of investment securities, excluding short-term investments, were as follows:

	U.S. GOVERNMENT SECURITIES		OTHER
PORTFOLIO	PURCHASES	SALES	PURCHASES	SALES
Flexible Income	$4,834,289	$3,847,172	$17,630,921	$21,013,346
Global Infrastructure	—	—	7,466,779	12,174,524
Growth	—	—	10,184,909	15,691,738
Focus Growth	—	—	30,851,239	43,894,918
Multi Cap Growth	—	—	7,468,689	9,727,283
Mid Cap Growth	—	—	7,843,810	13,339,859

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Each Portfolio (except Money Market) invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of advisory and administrative fees paid by the Fund due to its investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2012 is as follows:

PORTFOLIO	VALUE DECEMBER 31, 2011	PURCHASES AT COST	SALES	DIVIDEND INCOME	VALUE DECEMBER 31, 2012
Flexible Income	$1,105,730	$11,614,679	$12,537,725	$1,056	$182,684
Global Infrastructure	765,145	6,629,201	7,179,452	249	214,894
Growth	379,026	9,186,785	9,082,606	990	483,205
Focus Growth	1,101,134	30,093,973	30,508,625	3,173	686,482
Multi Cap Growth	969,287	5,679,415	6,191,981	907	456,721
Mid Cap Growth	1,001,688	8,181,609	8,049,625	1,544	1,133,672

In addition, the table also identifies the income distributions earned, if any, by each Portfolio for that Portfolio's investment in the Liquidity Funds.

Income distributions are included in "Interest and dividends from affiliates" in the Statements of Operations.

PORTFOLIO	ADVISORY FEE REDUCTION
Flexible Income	$883
Global Infrastructure	402
Growth	801
Focus Growth	2,572
Multi Cap Growth	778
Mid Cap Growth	1,285

The following Portfolio had transactions with Hartford Financial Services Group, Inc., an affiliate of the Fund:

PORTFOLIO	VALUE DECEMBER 31, 2011	PURCHASES AT COST	SALES	REALIZED GAIN	INTEREST INCOME	VALUE DECEMBER 31, 2012
Flexible Income	$60,996	—	—	—	$3,557	$69,819

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The following Portfolios had transactions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed to be affiliates of the Adviser, Sub-Advisers, Administrator and Distributor under Section 17 of the Act, for the year ended December 31, 2012:

PORTFOLIO	VALUE DECEMBER 31, 2011	PURCHASES AT COST	SALES	REALIZED GAIN	DIVIDEND/ INTEREST INCOME	VALUE DECEMBER 31, 2012
Flexible Income	$100,193	$164,316	$16,681	$2,302	$9,364	$259,788
Growth	61,145	24,516	102,845	18,171	82	—
Focus Growth	—	399,482	412,764	13,282	346	—

For the year ended December 31, 2012, the following Portfolio incurred brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Sub-Advisers, Administrator and Distributor, for portfolio transactions executed on behalf of each Portfolio:

MID CAP GROWTH
$91

For the year ended December 31, 2012, the following Portfolios incurred brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Sub-Advisers, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of each Portfolio:

GLOBAL INFRASTRUCUTRE	GROWTH	FOCUS GROWTH	MULTI CAP GROWTH	MID CAP GROWTH
$597	$86	$192	$22	$165

Morgan Stanley Services Company Inc., an affiliate of the Adviser, Sub-Advisers and Distributor, is the Fund's transfer agent.

7. Purposes of and Risks Relating to Certain Financial Instruments

Certain Portfolios may invest in mortgage securities, including securities issued by Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ December 31, 2012 continued

mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities issued by FNMA and FHLMC that are held by the Portfolios are not backed by sub-prime mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States; rather, they are supported by the right of the issuer to borrow from the U.S. Department of the Treasury.

The Federal Housing Finance Agency ("FHFA") serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The Money Market Portfolio may enter into repurchase agreements under which the Portfolio sends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to certain costs and delays.

8. Federal Income Tax Status

It is the Portfolios' intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolios recognize interest accrued related to unrecognized tax benefits in

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ December 31, 2012 continued

"Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolios file tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 and 2011 was as follows:

	2012 DISTRIBUTIONS PAID FROM:		2011 DISTRIBUTIONS PAID FROM:
PORTFOLIO	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	ORDINARY INCOME	LONG-TERM CAPITAL GAIN
Money Market	$9,086	—	$9,367	—
Flexible Income	1,465,048	—	1,629,670	—
Global Infrastructure	1,127,854	$1,997,604	794,791	$1,788,505
Growth	—	996,292	—	—
Focus Growth	13	2,406,744	—	—
Multi Cap Growth	—	1,147,541	—	—
Mid Cap Growth	—	1,976,981	96,594	—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, swap transactions, paydown adjustments, book amortization of premium on debt securities, expiring capital losses, net operating losses, partnership basis adjustments and certain equity securities

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ December 31, 2012 continued

designated as issued by passive foreign investment companies, resulted in the following reclassifications among the Portfolios' components of net assets at December 31, 2012:

PORTFOLIO	ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN (LOSS)	PAID-IN-CAPITAL
Money Market	$(51)	$51	—
Flexible Income	65,401	561,607	$(627,008)
Global Infrastructure	26,875	(26,875)	—
Growth	1,400	(1,400)	—
Focus Growth	22,337	(22,337)	—
Multi Cap Growth	91,474	(12,481)	(78,993)
Mid Cap Growth	(1,319)	5,901	(4,582)

At December 31, 2012, the components of distributable earnings on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
Money Market	$4,020	—
Flexible Income	1,150,444	—
Global Infrastructure	631,140	$2,292,581
Growth	11,268	1,657,859
Focus Growth	241,913	—
Multi Cap Growth	—	381,825
Mid Cap Growth	72,841	64,675

At December 31, 2012, cost, unrealized appreciation, unrealized depreciation, and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each of the Portfolios were:

PORTFOLIO	COST	APPRECIATION	DEPRECIATION	NET APPRECIATION (DEPRECIATION)
Money Market	$70,866,834	—	—	—
Flexible Income	20,672,987	$1,791,297	$(401,260)	$1,390,037
Global Infrastructure	20,660,234	6,176,527	(122,579)	6,053,948
Growth	15,090,151	5,690,707	(939,433)	4,751,274
Focus Growth	48,961,996	22,085,685	(2,796,525)	19,289,160
Multi Cap Growth	11,666,673	5,092,169	(815,995)	4,276,174
Mid Cap Growth	21,658,271	4,373,918	(2,510,697)	1,863,221

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ December 31, 2012 continued

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At December 31, 2012, the following Portfolios had available for Federal income tax purposes unused short term capital losses that will not expire:

PORTFOLIO	SHORT TERM LOSSES NO EXPIRATION
Money Market	$1,466
Focus Growth	888,108

In addition, the following Portfolios had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations which will expire on the indicated dates:

	AMOUNTS IN THOUSANDS AVAILABLE THROUGH DECEMBER 31,
PORTFOLIO	2013	2014	2016	2017	2018	Total
Flexible Income	$562	$938	$4,961	$6,610	$2,202	$15,273

During the year ended December 31, 2012, the following Portfolios expired capital loss carryforwards for U.S. Federal income tax purposes as follows:

PORTFOLIO	EXPIRED CAPITAL LOSS CARRYFORWARDS
Flexible Income	$590,958

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ December 31, 2012 continued

During the year ended December 31, 2012, the following Portfolios utilized capital loss carryforwards for U.S. Federal income tax purposes of:

PORTFOLIO	UTILIZED CAPITAL LOSS CARRYFORWARDS
Money Market	$64
Flexible Income	608,226

9. Expense Offset

The Fund has entered into an arrangement with State Street (the "Custodian"), whereby credits realized on uninvested cash balances may be used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense offset" in the Statements of Operations.

10. Accounting Pronouncement

In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, Balance Sheet: Disclosures about Offsetting Assets and Liabilities. The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45, Balance Sheet: Offsetting — Other Presentation Matters or ASC 815-10-45, Derivatives: Overall — Other Presentation Matters or are subject to enforceable master netting agreements or similar agreements. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

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Morgan Stanley Select Dimensions Investment Series

Financial Highlights

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME(a)		NET REALIZED AND UNREALIZED GAIN (LOSS)		TOTAL FROM INVESTMENT OPERATIONS		DIVIDENDS TO SHAREHOLDERS		DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
MONEY MARKET CLASS X SHARES
2008^	$1.00	$0.020		—		$0.020		$(0.020)		—	$(0.020)
2009^	1.00	0.000	(d)	—		0.000	(d)	(0.000	)(d)	—	(0.000	)(d)
2010^	1.00	0.000	(d)	—		0.000	(d)	(0.000	)(d)	—	(0.000	)(d)
2011	1.00	0.000	(d)	(0.000	)(d)	0.000	(d)	(0.000	)(d)	—	(0.000	)(d)
2012	1.00	0.000	(d)	0.000	(d)	0.000	(d)	(0.000	)(d)	—	(0.000	)(d)
CLASS Y SHARES
2008^	1.00	0.020		—		0.020		(0.020)		—	(0.020)
2009^	1.00	0.000	(d)	—		0.000	(d)	(0.000	)(d)	—	(0.000	)(d)
2010^	1.00	0.000	(d)	—		0.000	(d)	(0.000	)(d)	—	(0.000	)(d)
2011	1.00	0.000	(d)	(0.000	)(d)	0.000	(d)	(0.000	)(d)	—	(0.000	)(d)
2012	1.00	0.000	(d)	0.000	(d)	0.000	(d)	(0.000	)(d)	—	(0.000	)(d)
FLEXIBLE INCOME CLASS X SHARES
2008^	7.12	0.41		$(1.93)		(1.52)		(0.14)		—	(0.14)
2009^	5.46	0.32		0.73		1.05		(0.43)		—	(0.43)
2010^	6.08	0.27		0.25		0.52		(0.39)		—	(0.39)
2011	6.21	0.35		(0.08)		0.27		(0.41)		—	(0.41)
2012	6.07	0.31		0.45		0.76		(0.42)		—	(0.42)
CLASS Y SHARES
2008^	7.10	0.39		(1.93)		(1.54)		(0.13)		—	(0.13)
2009^	5.43	0.31		0.72		1.03		(0.42)		—	(0.42)
2010^	6.04	0.25		0.26		0.51		(0.38)		—	(0.38)
2011	6.17	0.33		(0.07)		0.26		(0.40)		—	(0.40)
2012	6.03	0.29		0.45		0.74		(0.40)		—	(0.40)

See Notes to Financial Statements

				RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
MONEY MARKET CLASS X SHARES
2008^	$1.00	2.38%	$42,190	0.58%		2.34%		—		N/A
2009^	1.00	0.03	40,771	0.39	(e)(f)	0.03	(e)(f)	—		N/A
2010^	1.00	0.01	32,429	0.30	(f)	0.01	(f)	—		N/A
2011	1.00	0.01	27,555	0.23	(f)	0.01	(f)	—		N/A
2012	1.00	0.01	23,245	0.28	(f)	0.01	(f)	—		N/A
CLASS Y SHARES
2008^	1.00	2.13	173,595	0.83		1.91		—		N/A
2009^	1.00	0.01	101,015	0.40	(e)(f)	0.02	(e)(f)	—		N/A
2010^	1.00	0.01	67,856	0.30	(f)	0.01	(f)	—		N/A
2011	1.00	0.01	56,081	0.23	(f)	0.01	(f)	—		N/A
2012	1.00	0.01	47,618	0.28	(f)	0.01	(f)	—		N/A
FLEXIBLE INCOME CLASS X SHARES
2008^	5.46	(21.62)	14,743	0.67	(i)	6.48	(i)	0.01%		73%
2009^	6.08	19.77	13,924	0.92	(i)	5.58	(i)	0.01		165
2010^	6.21	9.08	12,719	0.90	(i)	4.38	(i)	0.00	(g)	91
2011	6.07	4.48	11,405	1.07	(i)	5.71	(i)	0.00	(g)	65
2012	6.41	12.98	10,317	1.09	(i)	4.92	(i)	0.00	(g)	100
CLASS Y SHARES
2008^	5.43	(21.89)	15,658	0.92	(i)	6.23	(i)	0.01		73
2009^	6.04	19.45	16,357	1.17	(i)	5.33	(i)	0.01		165
2010^	6.17	8.85	14,740	1.15	(i)	4.13	(i)	0.00	(g)	91
2011	6.03	4.20	12,529	1.32	(i)	5.46	(i)	0.00	(g)	65
2012	6.37	12.75	11,967	1.34	(i)	4.67	(i)	0.00	(g)	100

Morgan Stanley Select Dimensions Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS		DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
GLOBAL INFRASTRUCTURE CLASS X SHARES
2008^	$29.77	$0.58	$(10.37)	$(9.79)	$(0.15)		—	$(0.15)
2009^	19.83	0.54	3.00	3.54	(0.69)		—	(0.69)
2010^	22.68	0.56	0.72	1.28	(0.53)		$(0.98)	(1.51)
2011	22.45	0.52	2.95	3.47	(0.69)		(1.51)	(2.20)
2012	23.72	0.55	3.44	3.99	(0.57)		(2.36)	(2.93)
CLASS Y SHARES
2008^	29.75	0.52	(10.36)	(9.84)	(0.13)		—	(0.13)
2009^	19.78	0.49	3.00	3.49	(0.64)		—	(0.64)
2010^	22.63	0.51	0.71	1.22	(0.47)		(0.98)	(1.45)
2011	22.40	0.46	2.95	3.41	(0.62)		(1.51)	(2.13)
2012	23.68	0.49	3.42	3.91	(0.50)		(2.36)	(2.86)
GROWTH CLASS X SHARES
2008^	22.19	(0.04)	(10.74)	(10.78)	(0.06)		—	(0.06)
2009^	11.35	0.02	7.49	7.51	—		—	—
2010^	18.86	0.02	4.45	4.47	—		—	—
2011	23.33	(0.04)	(0.75)	(0.79)	—		—	—
2012	22.54	0.05	3.18	3.23	—		(1.13)	(1.13)
CLASS Y SHARES
2008^	21.86	(0.08)	(10.59)	(10.67)	(0.00	)(h)	—	(0.00	)(h)
2009^	11.19	(0.02)	7.37	7.35	—		—	—
2010^	18.54	(0.03)	4.36	4.33	—		—	—
2011	22.87	(0.10)	(0.72)	(0.82)	—		—	—
2012	22.05	(0.01)	3.10	3.09	—		(1.13)	(1.13)

See Notes to Financial Statements

				RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME (LOSS)		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
GLOBAL INFRASTRUCTURE CLASS X SHARES
2008^	$19.83	(33.02)%	$26,297	0.84	%(i)	2.28	%(i)	0.00	%(g)	77%
2009^	22.68	18.47	24,953	1.42	(i)	2.75	(i)	0.00	(g)	279
2010^	22.45	7.13	21,843	0.93	(i)	2.66	(i)	0.00	(g)	148
2011	23.72	15.81	20,282	1.10	(i)	2.26	(i)	0.00	(g)	36
2012	24.78	18.14	19,121	1.11	(i)	2.27	(i)	0.00	(g)	28
CLASS Y SHARES
2008^	19.78	(33.19)	10,886	1.09	(i)	2.03	(i)	0.00	(g)	77
2009^	22.63	18.18	10,332	1.67	(i)	2.50	(i)	0.00	(g)	279
2010^	22.40	6.81	8,883	1.18	(i)	2.41	(i)	0.00	(g)	148
2011	23.68	15.56	7,863	1.35	(i)	2.01	(i)	0.00	(g)	36
2012	24.73	17.79	7,635	1.36	(i)	2.02	(i)	0.00	(g)	28
GROWTH CLASS X SHARES
2008^	11.35	(48.70)	8,621	0.81	(i)	(0.21	)(i)	0.00	(g)	42
2009^	18.86	66.17	11,748	0.91	(i)	0.11	(i)	0.00	(g)	19
2010^	23.33	23.70	11,710	0.89	(i)	0.11	(i)	0.00	(g)	33
2011	22.54	(3.39)	9,439	0.94	(i)	(0.19	)(i)	0.00	(g)	29
2012	24.64	14.50	8,794	1.08	(i)	0.19	(i)	0.00	(g)	47
CLASS Y SHARES
2008^	11.19	(48.81)	12,953	1.06	(i)	(0.46	)(i)	0.00	(g)	42
2009^	18.54	65.68	17,864	1.16	(i)	(0.14	)(i)	0.00	(g)	19
2010^	22.87	23.35	17,537	1.14	(i)	(0.14	)(i)	0.00	(g)	33
2011	22.05	(3.59)	12,715	1.19	(i)	(0.44	)(i)	0.00	(g)	29
2012	24.01	14.18	11,015	1.33	(i)	(0.06	)(i)	0.00	(g)	47

Morgan Stanley Select Dimensions Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
FOCUS GROWTH CLASS X SHARES
2008^	$21.18	$(0.03)	$(10.83)	$(10.86)	$(0.07)	—	$(0.07)
2009^	10.25	0.01	7.35	7.36	(0.02)	—	(0.02)
2010^	17.59	(0.01)	4.83	4.82	(0.01)	—	(0.01)
2011	22.40	(0.01)	(1.28)	(1.29)	—	—	—
2012	21.11	0.09	2.86	2.95	—	$(0.77)	(0.77)
CLASS Y SHARES
2008^	20.97	(0.08)	(10.73)	(10.81)	(0.01)	—	(0.01)
2009^	10.15	(0.02)	7.27	7.25	—	—	—
2010^	17.40	(0.05)	4.77	4.72	—	—	—
2011	22.12	(0.07)	(1.26)	(1.33)	—	—	—
2012	20.79	0.03	2.82	2.85	—	(0.77)	(0.77)
MULTI CAP GROWTH CLASS X SHARES
2008^	15.07	(0.05)	(7.34)	(7.39)	—	—	—
2009^	7.68	(0.02)	5.38	5.36	—	—	—
2010^	13.04	(0.04)	3.56	3.52	—	—	—
2011	16.56	(0.09)	(1.18)	(1.27)	—	—	—
2012	15.29	(0.05)	1.76	1.71	—	(1.12)	(1.12)
CLASS Y SHARES
2008^	14.79	(0.08)	(7.19)	(7.27)	—	—	—
2009^	7.52	(0.05)	5.26	5.21	—	—	—
2010^	12.73	(0.07)	3.47	3.40	—	—	—
2011	16.13	(0.13)	(1.15)	(1.28)	—	—	—
2012	14.85	(0.09)	1.72	1.63	—	(1.12)	(1.12)

See Notes to Financial Statements

				RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME (LOSS)		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
FOCUS GROWTH CLASS X SHARES
2008^	$10.25	(51.43)%	$48,722	0.70	%(i)	(0.19	)%(i)	0.01%		31%
2009^	17.59	71.83	67,932	0.77	(i)	0.10	(i)	0.00	(g)	11
2010^	22.40	27.41	72,166	0.75	(i)	(0.04	)(i)	0.00	(g)	44
2011	21.11	(5.76)	55,818	0.76	(i)	(0.07	)(i)	0.00	(g)	32
2012	23.29	14.10	53,181	0.80	(i)	0.39	(i)	0.00	(g)	43
CLASS Y SHARES
2008^	10.15	(51.57)	14,206	0.95	(i)	(0.44	)(i)	0.01		31
2009^	17.40	71.43	22,047	1.02	(i)	(0.15	)(i)	0.00	(g)	11
2010^	22.12	27.07	21,783	1.00	(i)	(0.29	)(i)	0.00	(g)	44
2011	20.79	(5.97)	16,191	1.01	(i)	(0.32	)(i)	0.00	(g)	32
2012	22.87	13.83	14,960	1.05	(i)	0.14	(i)	0.00	(g)	43
MULTI CAP GROWTH CLASS X SHARES
2008^	7.68	(49.04)	6,744	1.04	(i)	(0.37	)(i)	0.00	(g)	33
2009^	13.04	69.79	9,601	1.23	(i)	(0.24	)(i)	0.00	(g)	23
2010^	16.56	26.99	10,230	1.08	(i)	(0.31	)(i)	0.00	(g)	27
2011	15.29	(7.67)	7,995	1.17	(i)	(0.57	)(i)	0.00	(g)	27
2012	15.88	11.31	7,389	1.38	(i)	(0.32	)(i)	0.00	(g)	46
CLASS Y SHARES
2008^	7.52	(49.15)	8,571	1.29	(i)	(0.62	)(i)	0.00	(g)	33
2009^	12.73	69.28	12,455	1.48	(i)	(0.49	)(i)	0.00	(g)	23
2010^	16.13	26.71	13,058	1.33	(i)	(0.56	)(i)	0.00	(g)	27
2011	14.85	(7.94)	8,797	1.42	(i)	(0.82	)(i)	0.00	(g)	27
2012	15.36	11.11	8,486	1.63	(i)	(0.57	)(i)	0.00	(g)	46

Morgan Stanley Select Dimensions Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
MID CAP GROWTH CLASS X SHARES
2008^	$32.19	$(0.05)	$(15.34)	$(15.39)	$(0.19)	—	$(0.19)
2009^	16.61	0.03	10.01	10.04	—	—	—
2010^	26.65	0.10	8.63	8.73	(0.04)	—	(0.04)
2011	35.34	(0.07)	(2.37)	(2.44)	(0.13)	—	(0.13)
2012	32.77	0.12	2.62	2.74	—	$(2.61)	(2.61)
CLASS Y SHARES
2008^	31.67	(0.11)	(15.10)	(15.21)	(0.12)	—	(0.12)
2009^	16.34	(0.03)	9.84	9.81	—	—	—
2010^	26.15	0.03	8.46	8.49	—	—	—
2011	34.64	(0.16)	(2.32)	(2.48)	(0.05)	—	(0.05)
2012	32.11	0.03	2.57	2.60	—	(2.61)	(2.61)

^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

(a)  The per share amounts were computed using an average number of shares outstanding during the period.

(b)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these charges, the total returns would be lower.

(c)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

(d)  Amount is less than $0.001.

(e)  Reflects fees paid in connection with the U.S. Treasury's Temporary Guarantee Program for Money Market Funds. This fee had an effect of 0.03% for the year ended 2009.

(f)  If the Portfolio had borne all of its expenses that were reimbursed or waived by the Distributor, Adviser, and Administrator, the annualized expense and net investment loss ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
December 31, 2012
Class X	0.65%	(0.36)%
Class Y	0.90	(0.61)
December 31, 2011
Class X	0.61	(0.37)
Class Y	0.86	(0.62)
December 31, 2010
Class X	0.59	(0.29)
Class Y	0.84	(0.54)
December 31, 2009
Class X	0.59	(0.17)
Class Y	0.84	(0.42)

See Notes to Financial Statements

				RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME (LOSS)		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
MID CAP GROWTH CLASS X SHARES
2008^	$16.61	(48.06)%	$16,023	0.74	%(i)	(0.19	)%(i)	0.01%		43%
2009^	26.65	60.45	21,310	0.84	(i)	0.12	(i)	0.00	(g)	36
2010^	35.34	32.79	24,319	0.79	(i)	0.36	(i)	0.00	(g)	44
2011	32.77	(6.97)	19,186	0.81	(i)	(0.19	)(i)	0.00	(g)	33
2012	32.90	8.51	17,016	1.02	(i)	0.35	(i)	0.00	(g)	31
CLASS Y SHARES
2008^	16.34	(48.20)	5,469	0.99	(i)	(0.44	)(i)	0.01		43
2009^	26.15	60.04	8,267	1.09	(i)	(0.13	)(i)	0.00	(g)	36
2010^	34.64	32.47	10,828	1.04	(i)	0.11	(i)	0.00	(g)	44
2011	32.11	(7.18)	7,812	1.06	(i)	(0.44	)(i)	0.00	(g)	33
2012	32.10	8.24	6,425	1.27	(i)	0.10	(i)	0.00	(g)	31

(g)  Amount is less than 0.005%.

(h)  Includes dividends of less than $0.001.

(i)  The ratios reflect the rebate of certain Portfolio expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

Morgan Stanley Select Dimensions Investment Series

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Select Dimensions Investment Series:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Morgan Stanley Select Dimensions Investment Series (comprising, respectively, Money Market, Flexible Income, Global Infrastructure, Growth, Focus Growth, Multi Cap Growth, and Mid Cap Growth Portfolios) (collectively, the "Portfolios") as of December 31, 2012, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the three years ended December 31, 2010 were audited by another independent registered public accounting firm whose report, dated February 25, 2011, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Morgan Stanley Select Dimensions Investment Series at December 31, 2012, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2013

Morgan Stanley Select Dimensions Investment Series

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

101

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board.

Michael Bozic (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				103	Trustee and member of the Hillsdale College Board of Trustees.

Morgan Stanley Select Dimensions Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	101	Director of various non-profit organizations.
Dr. Manuel H. Johnson (64) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	103	Director of NVR, Inc. (home construction).
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	104	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley Select Dimensions Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	101	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	103	None.

Morgan Stanley Select Dimensions Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	101	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	104	None.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (65) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	102	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  Each Trustee serves an indefinite term, until his or her successor is elected.

  **  The Fund Complex includes (as of December 31, 2012) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

  ***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Morgan Stanley Select Dimensions Investment Series

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer – Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

  *  Each officer serves an indefinite term, until his or her successor is elected.

Morgan Stanley Select Dimensions Investment Series

Federal Tax Notice ■ December 31, 2012 (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended December 31, 2012. For corporate shareholders, the following percentages of dividends paid by each of the applicable Portfolios qualified for the dividends received deduction.

FUND	DIVIDENDS RECEIVED DEDUCTION %
Global Infrastructure Portfolio	23.36%

Each of the applicable Portfolios designated and paid the following amounts as a long-term capital gain distribution:

FUND	AMOUNT
Focus Growth Portfolio	$2,406,744
Global Infrastructure Portfolio	1,997,604
Growth Portfolio	996,292
Mid Cap Growth Portfolio	1,976,981
Multi Cap Growth Portfolio	1,147,541

For Federal income tax purposes, the following information is furnished with respect to the earnings of each applicable Portfolio for the taxable year ended December 31, 2012. The Global Infrastructure Portfolio intends to pass through foreign tax credits of $61,138 and has derived income from sources within foreign countries amounting to $705,571.

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Trustees
Frank L. Bowman	Joseph J. Kearns
Michael Bozic	Michael F. Klein
Kathleen A. Dennis	Michael E. Nugent
James F. Higgins	W. Allen Reed
Dr. Manuel H. Johnson	Fergus Reid
Officers
Michael E. Nugent Chairperson of the Board
Arthur Lev President and Principal Executive Officer
Mary Ann Picciotto Chief Compliance Officer
Stefanie V. Chang Yu Vice President
Francis J. Smith Treasurer and Principal Financial Officer
Mary E. Mullin Secretary
Transfer Agent	Custodian
Morgan Stanley Services Company Inc. P.O. Box 219886 Kansas City, Missouri 64121	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111
Independent Registered Public Accounting Firm	Legal Counsel
Ernst & Young LLP 200 Clarendon Street Boston, Massachusetts 02116	Dechert LLP 1095 Avenue of the Americas New York, New York 10036
Counsel to the Independent Trustees	Adviser
Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036	Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, New York 10036
Sub-Advisers
Morgan Stanley Investment Management Limited 25 Cabot Square, Canary Wharf London, E14 4QA England
Morgan Stanley Investment Management Company 23 Church Street 16-01 Capital Square 049481 Singapore

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

#40474

SELDIMANN
IU13-00296P-Y12/12

Item 2.  Code of Ethics.

(a)                                 The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                 The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                 Not applicable.

(3)                                 Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2012

	Registrant			Covered Entities(1)
Audit Fees		$129,150		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)		$(2)
Tax Fees		$26,873	(3)	$3,789,467	(4)
All Other Fees	$			$723,998
Total Non-Audit Fees		$26,873		$4,513,465

Total		$156,023		$4,513,465

2011

	Registrant			Covered Entities(1)
Audit Fees		$129,150		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)		$(2)
Tax Fees		$26,873	(3)	$89,626	(4)
All Other Fees	$			$1,133,094	(5)
Total Non-Audit Fees		$26,873		$1,222,720

Total		$156,023		$1,222,720

N/A- Not applicable, as not required by Item 4.

(1)         Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)         All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)         The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Select Dimensions Investment Series

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
February 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
February 19, 2013

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 19, 2013